Exhibit 10.3

EXECUTION VERSION

INTERCREDITOR AGREEMENT

dated as of

October 1, 2007,

among

BASELINE OIL & GAS CORP.,

as the Company,

WELLS FARGO FOOTHILLS, INC.,

as First Priority Agent,

and

THE BANK OF NEW YORK,

as Second Priority Agent

and

THE BANK OF NEW YORK,

as Third Priority Agent

THIS IS THE INTERCREDITOR AGREEMENT REFERRED TO IN (A) THE INDENTURE, DATED AS OF OCTOBER 1, 2007, BETWEEN BASELINE OIL & GAS CORP. AND THE BANK OF NEW YORK, AS TRUSTEE AND COLLATERAL AGENT, (B) THE INDENTURE, DATED AS OF OCTOBER 1, 2007, BETWEEN BASELINE OIL & GAS CORP. AND THE BANK OF NEW YORK, AS TRUSTEE AND COLLATERAL AGENT, (C) THE CREDIT AGREEMENT, DATED AS OF OCTOBER 1, 2007, AS AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, AMONG OIL & GAS CORP., THE LENDERS FROM TIME TO TIME PARTY THERETO AND WELLS FARGO FOOTHILLS, INC., AS AGENT, (D) THE OTHER LOAN DOCUMENTS REFERRED TO IN SUCH CREDIT AGREEMENT, AND (E) THE OTHER COLLATERAL AGREEMENTS REFERRED TO IN SUCH INDENTURE.

TABLE OF CONTENTS

Page
ARTICLE I

DEFINITIONS

SECTION 1.01. Certain Defined Terms	2
SECTION 1.02. Other Defined Terms	2
SECTION 1.03. Terms Generally	12

ARTICLE II

LIEN PRIORITIES

SECTION 2.01. Relative Priorities	12
SECTION 2.02. Prohibition on Contesting Liens	14
SECTION 2.03. No New Liens	14
SECTION 2.04. Similar Collateral	15

ARTICLE III

ENFORCEMENT OF RIGHTS; MATTERS RELATING TO COLLATERAL

SECTION 3.01. Exercise of Rights and Remedies	15
SECTION 3.02. No Interference	22
SECTION 3.03. Rights as Unsecured Creditors	28
SECTION 3.04.(i) Automatic Release of Second Priority Liens and Third Priority Liens	29
SECTION 3.05. Automatic Release of First Priority Liens	30
SECTION 3.06. Insurance and Condemnation Awards	31
SECTION 3.07. Notification of Release of Collateral	32
SECTION 3.08. Automatic Release of Liens with respect to Excess Claims.	32

ARTICLE IV

PAYMENTS

SECTION 4.01. Application of Proceeds	33
SECTION 4.02. Payment Over	33
SECTION 4.03. Certain Agreements with Respect to Unenforceable Liens	35

ARTICLE V

BAILMENT FOR PERFECTION OF CERTAIN SECURITY INTERESTS

ARTICLE VI

INSOLVENCY OR LIQUIDATION PROCEEDINGS

ii

SECTION 10.10. Specific Performance	54
SECTION 10.11. Headings	54
SECTION 10.12. Counterparts	54
SECTION 10.13. Provisions Solely to Define Relative Rights	54

iii

INTERCREDITOR AGREEMENT dated as of October 1, 2007 (this “Agreement”), among BASELINE OIL & GAS CORP., a Nevada corporation (the “Company”), WELLS FARGO FOOTHILLS, INC., as agent for the First Priority Secured Parties (as defined below) (in such capacity, the “First Priority Agent”), THE BANK OF NEW YORK, as trustee and collateral agent for the Second Priority Secured Parties (as defined below) (in such capacity, the “Second Priority Agent”), and THE BANK OF NEW YORK, as trustee and collateral agent for the Third Priority Secured Parties (as defined below) (in such capacity, the “Third Priority Agent”).

PRELIMINARY STATEMENT

Reference is made to (a) the Credit Agreement, dated as of October 1, 2007 (as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof, the “First Priority Debt Agreement”), among the Company, the lenders from time to time party thereto (the “First Priority Creditors”) and the First Priority Agent, (b) the Indenture, dated as of October 1, 2007 (as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof, the “Second Priority Debt Agreement”), between the Company and The Bank of New York, as Trustee (in such capacity, the “Second Priority Trustee”) and as Second Priority Agent, with respect to the Company’s 12.5% Senior Secured Notes due 2012, (c) the Indenture, dated as of October 1, 2007 (as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof, the “Third Priority Debt Agreement” and, together with the First Priority Debt Agreement, and the Second Priority Debt Agreement, the “Debt Agreements”), between the Company and The Bank of New York, as Trustee (in such capacity, the “Third Priority Trustee”) and the Third Priority Agent with respect to the Company’s 14% Senior Subordinated Convertible Secured Notes due 2013, (d) the Security Agreement, dated as of October 1, 2007 (as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof, the “First Priority Security Agreement”), between the Company, and the First Priority Agent, (e) the Security Agreement, dated as of October 1, 2007 (as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof, the “Second Priority Security Agreement”), between the Company, and the Second Priority Agent, (f) the Security Agreement, dated as of October 1, 2007 (as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof, the “Third Priority Security Agreement”), among the Company, and the Third Priority Agent, (g) the other Loan Documents as defined, and referred to, in the First Priority Debt Agreement, (h) the other Collateral Agreements as defined, and referred to, in the Second Priority Debt Agreement, and (i) the other Collateral Agreements as defined, and referred to, in the Third Priority Debt Agreement.

RECITALS

A. The First Priority Creditors have agreed to make loans and other extensions of credit to the Company pursuant to the First Priority Debt Agreement on the condition, among others, that the First Priority Claims (such term and each other capitalized term used but not defined in the preliminary statement or these recitals having the meaning given it in Article I) shall be secured by first priority Liens on, and security interests in, the Collateral.

B. The Second Priority Creditors have agreed to purchase and/or hold the Second Priority Notes issued by the Company from time to time pursuant to the Second Priority Debt Agreement on the condition, among others, that the Second Priority Claims shall be secured by second priority Liens on, and security interests in, the Collateral.

C. The Third Priority Creditors have agreed to purchase and/or hold the Third Priority Notes issued by the Company from time to time pursuant to the Third Priority Debt Agreement on the condition, among others, that the Third Priority Claims shall be secured by third priority Liens on, and security interests in, the Collateral.

D. The Debt Agreements require, among other things, that the parties thereto set forth in this Agreement, among other things, their respective rights, obligations and remedies with respect to the Collateral.

Accordingly, the parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Certain Defined Terms. Capitalized terms used in this Agreement and not otherwise defined herein shall, except to the extent the context otherwise requires, have the meanings set forth in the Second Priority Debt Agreement (as in effect on the date hereof), the Second Priority Security Agreement (as in effect on the date hereof), the Third Priority Debt Agreement (as in effect on the date hereof), or the Third Priority Security Agreement (as in effect on the date hereof), as applicable.

SECTION 1.02. Other Defined Terms. As used in the Agreement, the following terms shall have the meanings specified below:

“Bankruptcy Code” shall mean Title 11 of the United States Code entitled “Bankruptcy,” as now and hereinafter in effect, or any successor statute.

“Bankruptcy Law” shall mean the Bankruptcy Code and any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law.

“Base Maximum Principal Amount” means an amount not exceeding $20,000,000.

“Cash Management Obligations” means, with respect to any Person, all obligations, whether absolute or contingent, of such Person in respect of overdrafts, returned items and other liabilities owed to any other Person that arises from treasury, depository, foreign exchange (including without limitation foreign currency hedging obligations) or cash management services, including without limitation in connection with any automated clearing house transfers of funds, wire transfer services, controlled disbursement accounts or similar transactions, and all obligations in connection with any commercial credit cards or stored value cards.

“Collateral” shall mean, collectively, all “Collateral”, as defined in each of the First Priority Debt Agreement or any other First Priority Debt Document, the Second Priority Debt Agreement or any other Second Priority Debt Document, and the Third Priority Debt Agreement or any other Third Priority Debt Document.

“Company” shall have the meaning assigned to such term in the preliminary statement to this Agreement.

“Controlling Agent” shall mean (a) to the extent that the Discharge of First Priority Claims has not occurred, the First Priority Agent, (b) to the extent that the Discharge of First Priority Claims has occurred and the Discharge of Second Priority Claims has not occurred, the Second Priority Agent, (c) to the extent that the Discharge of First Priority Claims has occurred, the Discharge of Second Priority Claims has occurred and the Discharge of Third Priority Claims has not occurred, the Third Priority Agent and (d) to the extent that the Discharge of First Priority Claims has occurred, the Discharge of Second Priority claims has occurred and the Discharge of Third Priority Claims has occurred, the Persons holding Excess Claims.

“Debt Agreements” shall have the meaning assigned to such term in the preliminary statement of this Agreement.

“Debt Documents” shall mean the First Priority Debt Documents, the Second Priority Debt Documents and the Third Priority Debt Documents.

“Discharge of First Priority Claims” shall mean, subject to Sections 7.02 and 7.04(a), (a) payment in full in cash of the principal of and interest (including interest accruing during the pendency of any Insolvency or Liquidation Proceeding, regardless of whether allowed or allowable in such Insolvency or Liquidation Proceeding) and premium, if any, on all Indebtedness outstanding under the First Priority Debt Documents to the extent constituting First Priority Claims, (b) payment in full in cash of all other First Priority Claims that are due and payable (including, without limitation, the First Priority Cash Management Obligations and the First Priority Hedging Obligations) or otherwise accrued and owing at or prior to the time such principal and interest are paid, (c) cancellation of or the entry into arrangements satisfactory to the First Priority Agent and the Issuing Bank with respect to all Letters of Credit issued and outstanding under the First Priority Debt Agreement and (d) termination or expiration of all commitments to lend and all obligations to issue or extend Letters of Credit under the First Priority Debt Agreement.

“Discharge of Second Priority Claims” shall mean, subject to Section 7.04(b), (a) payment in full in cash of the principal of and interest (including interest accruing during the pendency of any Insolvency or Liquidation Proceeding, regardless of whether allowed or allowable in such Insolvency or Liquidation Proceeding) and premium, if any, on all Indebtedness outstanding under the Second Priority Debt Documents to the extent constituting Second Priority Claims, (b) payment in full of all First Priority Claims acquired by the Second Priority Agent and/or any of the Second Priority Secured Parties as contemplated by Section 10.06 hereof, and (c) payment in full in cash of all other Second Priority Claims that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid.

“Discharge of Third Priority Claims” shall mean, subject to Section 7.04(c), (a) payment in full in cash of the principal of and interest (including interest accruing during the pendency of any Insolvency or Liquidation Proceeding, regardless of whether allowed or allowable in such Insolvency or Liquidation Proceeding) and premium, if any, on all Indebtedness outstanding under the Third Priority Debt Documents to the extent constituting Third Priority Claims, (b) payment in full of all First Priority Claims and Second Priority Claims acquired by the Third Priority Agent and/or any of the Third Priority Secured Parties as contemplated by Section 10.06 hereof, and (c) payment in full in cash of all other Third Priority Claims that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid.

“Disposition” shall mean any sale, lease, exchange, transfer or other disposition. “Dispose” shall have a correlative meaning.

“Excess Claims” shall have the meaning set forth in the last paragraph of the definition of the term “First Priority Claims”.

“First DIP Financing” shall have the meaning assigned to such term in Section 6.01(a).

“First DIP Financing Liens” shall have the meaning assigned to such term in Section 6.01(a).

“First Priority Agent” shall have the meaning assigned to such term in the preamble to this Agreement.

“First Priority Cash Management Obligations” shall mean any Cash Management Obligations secured by any Collateral under the same First Priority Debt Documents that secure Obligations under the First Priority Debt Agreement.

“First Priority Claims” shall mean, subject to the immediately succeeding paragraph, (a) (i) the due and punctual payment of (A) the principal of and interest (including interest accruing during the pendency of any Insolvency or Liquidation Proceeding, regardless of whether allowed or allowable in such proceeding) on the loans and other advances outstanding under the First Priority Debt Agreement, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (B) each payment required to be made by the Company under the First Priority Debt Agreement in respect of any Letter of Credit, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral, and (C) all other monetary obligations of the Company to any of the First Priority Secured Parties under the First Priority Debt Agreement and each of the other

First Priority Debt Documents, including fees (including any early termination or prepayment fees), costs, expenses (including fees and expenses of counsel) and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any Insolvency or Liquidation Proceeding, regardless of whether allowed or allowable in such proceeding), (ii) the due and punctual performance of all other obligations of the Company under or pursuant to the First Priority Debt Agreement and each of the other First Priority Debt Documents, and (iii) the due and punctual payment and performance of all the obligations of each other Grantor under or pursuant to the First Priority Debt Agreement and each of the other First Priority Debt Documents; (b) the due and punctual payment and performance of all First Priority Hedging Obligations of each Grantor, and (c) First Priority Cash Management Obligations.

Notwithstanding the foregoing, to the extent that the sum of (1) the principal amount of any loans or other advances under the First Priority Debt Documents (excluding any First Priority Hedging Obligations and First Priority Cash Management Obligations of the type described in clause (b) or (c) of the immediately preceding paragraph which shall be deemed to constitute First Priority Claims irrespective of this paragraph) plus (2) the aggregate face amount of any Letters of Credit issued and undrawn or drawn but not reimbursed under the First Priority Debt Agreement exceeds the Maximum First Priority Indebtedness Amount, then all such amounts in excess of the Maximum First Priority Indebtedness Amount, together with interest on such excess amounts, shall not constitute First Priority Claims (such excess amounts being referred to herein as “Excess Claims”). This Agreement does not constitute the consent by the Second Priority Agent and/or any Second Priority Secured Party to the incurrence or existence of any Excess Claim, or to the provision of collateral security for any Excess Claim, that would constitute a “Default” or “Event of Default” under the Second Priority Debt Agreement, nor does this Agreement constitute a waiver by the Second Priority Agent and/or any Second Priority Secured Party of any such “Default” or “Event of Default”, and nothing in this Agreement shall be interpreted to effect such a consent or waiver. Moreover, this Agreement does not constitute the consent by the Third Priority Agent and/or any Third Priority Secured Party to the incurrence or existence of any Excess Claim, or to the provision of collateral security for any Excess Claim, that would constitute a “Default” or “Event of Default” under the Third Priority Debt Agreement, nor does this Agreement constitute a waiver by the Third Priority Agent and/or any Third Priority Secured Party of any such “Default” or “Event of Default”, and nothing in this Agreement shall be interpreted to effect such a consent or waiver.

“First Priority Collateral” shall mean all “Collateral”, as defined in the First Priority Debt Agreement or any other First Priority Debt Document, and any other assets of any Grantor now or at any time hereafter subject to Liens securing any First Priority Claims.

“First Priority Creditors” shall have the meaning assigned to such term in the preliminary statement of this Agreement.

“First Priority Debt Agreement” shall have the meaning assigned to such term in the preliminary statement of this Agreement.

“First Priority Debt Documents” shall mean the “Loan Documents”, as defined in the First Priority Debt Agreement.

“First Priority Hedging Obligations” shall mean any “Obligations” (as defined in the Second Priority Debt Agreement or the Third Priority Debt Agreement as in effect on the date hereof) under each interest rate hedging, cap, collar, swap or other similar agreement or foreign exchange contract, currency swap agreement or other similar agreement that is entered into by any Grantor with any counterparty that is the First Priority Agent or a First Priority Creditor or an Affiliate of the First Priority Agent or a First Priority Creditor at the time such interest rate hedging, cap, collar, swap or other similar agreement or foreign exchange contract, currency swap agreement or other similar agreement is entered into.

“First Priority Liens” shall mean all Liens on the First Priority Collateral securing the First Priority Claims, whether created under the First Priority Security Documents or acquired by possession, statute (including any judgment lien), operation of law, subrogation or otherwise.

“First Priority Mortgages” shall mean, collectively, each mortgage, deed of trust, leasehold mortgage, assignment of leases and rents, modifications and any other agreement, document or instrument pursuant to which a Lien on real property is granted by any Grantor to secure any First Priority Claims or under which rights or remedies with respect to any such Lien are governed.

“First Priority Secured Parties” shall mean, at any time, (a) the First Priority Creditors, (b) the First Priority Agent, (d) the Issuing Bank, (e) each other Person to whom any of the First Priority Claims is owed (including any Affiliate of a First Priority Creditor to whom any First Priority Claims of the type described in clause (b) or (c) of the definition thereof is owed) and (f) the successors and assigns of each of the foregoing.

“First Priority Security Agreement” shall have the meaning assigned to such term in the preliminary statement of this Agreement.

“First Priority Security Documents” shall mean the First Priority Debt Agreement, the First Priority Security Agreement and any other agreement, document or instrument pursuant to which a Lien is granted by any Grantor to secure any First Priority Claims or under which rights or remedies with respect to any such Lien are governed.

“Grantors” shall mean the Company and each of its Subsidiaries that shall have created or purported to create any First Priority Lien, Second Priority Lien or Third Priority Lien on all or any part of its assets to secure any First Priority Claims, any Second Priority Claims or any Third Priority Claims.

“Guarantors” shall mean, collectively, each Grantor that has guaranteed, or that may from time to time hereafter guarantee, the First Priority Claims, the Second Priority Claims or the Third Priority Claims, whether by executing and delivering the applicable Debt Agreement, a supplement thereto or otherwise.

“Indebtedness” shall mean and includes all obligations that constitute “Indebtedness”, as defined in the First Priority Debt Agreement, the Second Priority Debt Agreement or the Third Priority Debt Agreement, as applicable.

“Insolvency or Liquidation Proceeding” shall mean (a) any voluntary or involuntary proceeding under the Bankruptcy Code or any other Bankruptcy Law with respect to any Grantor, (b) any voluntary or involuntary appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Grantor or for a substantial part of the property or assets of any Grantor, (c) any voluntary or involuntary winding-up or liquidation of any Grantor, or (d) a general assignment for the benefit of creditors by any Grantor.

“Inventory” means, with respect to any Grantor, all of such Grantor’s now owned or hereafter acquired right, title, and interest with respect to inventory, including goods held for sale or lease or to be furnished under a contract of service, goods that are leased by such Grantor as lessor, goods that are furnished by such Grantor under a contract of service, and raw materials, work in process, or materials used or consumed in such Grantor’s business.

“Issuing Bank” shall mean the “Issuing Lender” as defined in the First Priority Debt Agreement.

“Letter of Credit” shall mean a “L/C” as defined in the First Priority Debt Agreement.

“Lien” shall mean, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third Person with respect to such securities.

“Liquidation Sale” shall mean a so-called bulk sale, liquidation sale or “going out of business sale” conducted either by any Secured Party or a Grantor in respect to all or a substantial portion of such Grantor’s Collateral following the occurrence and during the continuance of an Event of Default under, and as defined in any of the Debt Documents.

“Maximum First Priority Indebtedness Amount” shall mean the sum of (i) the then applicable Base Maximum Principal Amount less the aggregate amount (other than by virtue of any initial or subsequent refinancing of Indebtedness under the First Priority Debt Documents in whole or in part) applied from time to time to permanently reduce the principal of Indebtedness under the First Priority Debt Documents, (ii) the amount by which the U.S. dollar equivalent of the principal amount of the loans and Letters of Credit under the First Priority Debt Documents exceeds the amount allowed under the foregoing clause (i) as a result of currency fluctuations, and (iii) other Indebtedness in an aggregate principal amount not to exceed the unused portion of the Indebtedness permitted under clause (16) of the definition of “Permitted Indebtedness” contained in the Second Priority Debt Agreement or Indebtedness permitted under clause (16) of the definition of “Permitted Indebtedness” contained in the Third Priority Debt Agreement.

For the sake of clarity, (i) the Maximum First Priority Indebtedness Amount is intended to be applicable only to the principal amount of any loans or advances under the First Priority Debt Documents and the aggregate amount of any undrawn or unreimbursed Letters of Credit issued thereunder; and (ii) all interest (including interest accruing during the pendency of any Insolvency or Liquidation Proceeding, regardless of whether allowed or allowable in such proceeding), (other than interest on Excess Claims), fees, costs and indemnities (whether or not charged to the Loan Account (as defined in the First Priority Debt Agreement) under the First Priority Debt Agreement) and First Priority Hedging Obligations and First Priority Cash Management Obligations which are included under the definition of First Priority Claims shall not be subject to the Maximum First Priority Indebtedness Amount, notwithstanding that such interest, fees, costs and indemnities and First Priority Hedging Obligations and First Priority Cash Management Obligation constitute First Priority Claims hereunder and not Excess Claims.

“Maximum Second Priority Indebtedness Amount” shall mean $115,000,000.

“Maximum Third Priority Indebtedness Amount” shall mean $57,500,000.

“New First Priority Agent” shall have the meaning assigned to such term in Section 7.02.

“New First Priority Claims” shall have the meaning assigned to such term in Section 7.02.

“New First Priority Debt Documents” shall have the meaning assigned to such term in Section 7.02.

“Other Priority Agents” shall mean (a) to the extent that the Discharge of First Priority Claims has not occurred, the Second Priority Agent and the Third Priority Agent and (b) to the extent that the Discharge of First Priority Claims has occurred and the Discharge of Second Priority Claims has not occurred, the Third Priority Agent.

“Other Priority Claims” shall mean (a) to the extent that the Discharge of First Priority Claims has not occurred, the Second Priority Secured Claims and the Third Priority Secured Claims and (b) to the extent that the Discharge of First Priority Claims has occurred and the Discharge of Second Priority Claims has not occurred, the Third Priority Secured Claims.

“Other Priority Liens” shall mean (a) to the extent that the Discharge of First Priority Claims has not occurred, the Second Priority Liens granted under the Second Priority Debt Documents and the Third Priority Liens granted under the Third Priority Debt Documents and (b) to the extent that the Discharge of First Priority Claims has occurred and the Discharge of Second Priority Claims has not occurred, the Third Priority Liens granted under the Third Priority Debt Documents.

“Other Priority Secured Parties” shall mean (a) to the extent that the Discharge of First Priority Claims has not occurred, the Second Priority Secured Parties and the Third Priority Secured Parties and (b) to the extent that the Discharge of First Priority Claims has occurred and the Discharge of Second Priority Claims has not occurred, the Third Priority Secured Parties.

“Pledged or Controlled Collateral” shall have the meaning assigned to such term in Article V.

“Refinance” shall mean, in respect of any Indebtedness, to refinance, extend, renew, restructure (including by the amendment and restatement of any instrument or agreement evidencing such Indebtedness) or replace or to issue other Indebtedness in exchange or replacement for, such Indebtedness, in whole or in part. “Refinanced” and “Refinancing” shall have correlative meanings.

“Refinancing Notice” shall have the meaning assigned to such term in Section 7.02.

“Release” shall have the meaning assigned to such term in Section 3.04.

“Second DIP Financing” shall have the meaning assigned to such term in Section 6.01(b).

“Second DIP Financing Liens” shall have the meaning assigned to such term in Section 6.01(b).

“Second Lien Standstill Period” shall have the meaning assigned to such term in Section 3.02(a)(i).

“Second Priority Agent” shall have the meaning assigned to such term in the preamble to this Agreement.

“Second Priority Claims” shall mean all “Obligations”, as defined in the Second Priority Security Agreement of the Grantors under the Second Priority Debt Documents.

Notwithstanding the foregoing, if the aggregate principal amount of any notes (including the Second Priority Notes), debentures, loans or other advances under the Second Priority Debt Documents exceeds the Maximum Second Priority Indebtedness Amount, then all such principal amounts in excess of the Maximum Second Priority Indebtedness Amount shall not constitute Second Priority Claims.

“Second Priority Collateral” shall mean all “Collateral”, as defined in any Second Priority Debt Document, and any other assets of any Grantor now or at any time hereafter subject to Liens securing any Second Priority Claims.

“Second Priority Creditors” shall mean the “Holders”, as defined in the Second Priority Debt Agreement.

“Second Priority Debt Agreement” shall have the meaning assigned to such term in the preliminary statement of this Agreement.

“Second Priority Debt Documents” shall mean the “Indenture Documents”, as defined in the Second Priority Debt Agreement.

“Second Priority Liens” shall mean all Liens on the Second Priority Collateral securing the Second Priority Claims, whether created under the Second Priority Security Documents or acquired by possession, statute (including any judgment lien), operation of law, subrogation or otherwise.

“Second Priority Mortgages” shall mean, collectively, each mortgage, deed of trust, leasehold mortgage, assignment of leases and rents, modifications and any other agreement, document or instrument pursuant to which any Lien on real property is granted by any Grantor to secure any Second Priority Claims or under which rights or remedies with respect to any such Lien are governed.

“Second Priority Notes” shall mean the notes issued to the Second Priority Secured Parties under the Second Priority Debt Agreement.

“Second Priority Permitted Actions” shall have the meaning assigned to such term in Section 3.01(a).

“Second Priority Secured Parties” shall mean, at any time, (a) the Second Priority Creditors, (b) the Second Priority Trustee, (c) the Second Priority Agent, (d) each other Person to whom any of the Second Priority Claims (including indemnification obligations) is owed and (e) the successors and assigns of each of the foregoing.

“Second Priority Security Agreement” shall have the meaning assigned to such term in the preliminary statement of this Agreement.

“Second Priority Security Documents” shall mean the “Collateral Agreements”, as defined in the Second Priority Debt Agreement, and any other agreement, document or instrument pursuant to which a Lien is granted by any Grantor to secure any Second Priority Claims or under which rights or remedies with respect to any such Lien are governed.

“Secured Parties” shall mean, as the context may require, the First Priority Secured Parties, the Second Priority Secured Parties and/or the Third Priority Secured Parties.

“Security Documents” shall mean the First Priority Security Documents, the Second Priority Security Documents, and the Third Priority Security Documents.

“Third Lien Standstill Period” shall have the meaning assigned to such term in Section 3.02(b)(i).

“Third Priority Agent” shall have the meaning assigned to such term in the preamble to this Agreement.

“Third Priority Claims” shall mean all “Obligations”, as defined in the Third Priority Security Agreement of the Grantors under the Third Priority Debt Documents.

Notwithstanding the foregoing, if the aggregate principal amount of any notes (including the Third Priority Notes), debentures, loans or other advances under the Third Priority Debt Documents exceeds the Maximum Third Priority Indebtedness Amount, then all such principal amounts in excess of the Maximum Third Priority Indebtedness Amount shall not constitute Third Priority Claims.

“Third Priority Collateral” shall mean all “Collateral”, as defined in any Third Priority Debt Document, and any other assets of any Grantor now or at any time hereafter subject to Liens securing any Third Priority Claims.

“Third Priority Creditors” shall mean the “Holders”, as defined in the Third Priority Debt Agreement.

“Third Priority Debt Agreement” shall have the meaning assigned to such term in the preliminary statement of this Agreement.

“Third Priority Debt Documents” shall mean the “Indenture Documents”, as defined in the Third Priority Debt Agreement.

“Third Priority Liens” shall mean all Liens on the Third Priority Collateral securing the Third Priority Claims, whether created under the Third Priority Security Documents or acquired by possession, statute (including any judgment lien), operation of law, subrogation or otherwise.

“Third Priority Mortgages” shall mean, collectively, each mortgage, deed of trust, leasehold mortgage, assignment of leases and rents, modifications and any other agreement, document or instrument pursuant to which any Lien on real property is granted by any Grantor to secure any Third Priority Claims or under which rights or remedies with respect to any such Lien are governed.

“Third Priority Notes” shall mean shall mean the notes issued to the Third Priority Secured Parties under the Third Priority Debt Agreement.

“Third Priority Permitted Actions” shall have the meaning assigned to such term in Section 3.01(b).

“Third Priority Secured Parties” shall mean, at any time, (a) the Third Priority Creditors, (b) the Third Priority Trustee, (c) the Third Priority Agent, (d) each other Person to whom any of the Third Priority Claims (including indemnification obligations) is owed and (e) the successors and assigns of each of the foregoing.

“Third Priority Security Agreement” shall have the meaning assigned to such term in the preliminary statement of this Agreement.

“Third Priority Security Documents” shall mean the “Collateral Agreements”, as defined in the Third Priority Debt Agreement, and any other agreement, document or instrument pursuant to which a Lien is granted by any Grantor to secure any Third Priority Claims or under which rights or remedies with respect to any such Lien are governed.

“Uniform Commercial Code” or “UCC” shall mean the Uniform Commercial Code (or any similar or equivalent legislation) as in effect from time to time in any applicable jurisdiction.

SECTION 1.03. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified, (b) any reference herein (i) to any Person shall be construed to include such Person’s successors and assigns and (ii) to the Company or any other Grantor shall be construed to include the Company or such Grantor as debtor and debtor-in-possession and any receiver or trustee for the Company or any other Grantor, as the case may be, in any Insolvency or Liquidation Proceeding or Liquidation Sale, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles or Sections shall be construed to refer to Articles or Sections of this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

ARTICLE II

Lien Priorities

SECTION 2.01. Relative Priorities. Notwithstanding the date, manner or order of grant, attachment or perfection of any Third Priority Lien, any Second Priority Lien, any First Priority Lien or any Lien that would constitute a First Priority Lien but for the fact that it purportedly secures any Excess Claims, and notwithstanding any provision of the UCC or any other applicable law or the provisions of any Security Document or any other Debt Document or any other circumstance whatsoever, each Collateral Agent, for itself and on behalf of the Secured Parties on whose behalf it acts in such capacity therefor, hereby agrees that,

(a) so long as the Discharge of First Priority Claims has not occurred, (i) any First Priority Lien on any Collateral now or hereafter held by or for the benefit of any First Priority Secured Party shall be senior in right, priority, operation, effect and all other respects to any and all Second Priority Liens and Third Priority Liens on any Collateral and (ii) any Second Priority Lien and any Third Priority Lien on any Collateral now or hereafter held by or for the benefit of any Second Priority Secured Party and any Third Priority Secured Party shall be junior and subordinate in right, priority, operation, effect and all other respects to any and all First Priority Liens on any Collateral, and the First Priority Liens on any Collateral shall be and remain senior in right, priority, operation, effect and all other respects to any Second Priority Liens and Third Priority Liens on any Collateral for all purposes, whether or not any First Priority Liens on any Collateral are subordinated in any respect to any other Lien held by any Person (other than the Second Priority Secured Parties and the Third Priority Secured Parties) securing any other obligation of the Company, any other Grantor or any other Person;

(b) so long as the Discharge of Second Priority Claims has not occurred, (i) any Second Priority Lien on any Collateral now or hereafter held by or for the benefit of any Second Priority Secured Party shall be senior in right, priority, operation, effect and all other respects to any and all Third Priority Liens on any Collateral and (ii) any Third Priority Lien on any Collateral now or hereafter held by or for the benefit of any Third Priority Secured Party shall be junior and subordinate in right, priority, operation, effect and all other respects to any and all Second Priority Liens on any Collateral, and the Second Priority Liens on any Collateral shall be and remain senior in right, priority, operation, effect and all other respects to any Third Priority Liens on any Collateral for all purposes, whether or not any Second Priority Liens on any Collateral are subordinated in any respect to any other Lien held by any Person (other than the Third Priority Secured Parties) securing any other obligation of the Company, any other Grantor or any other Person; and

(c) so long as the Discharge of Second Priority Claims and the Discharge of Third Priority Claims have not occurred, (i) (x) any Second Priority Lien now or hereafter held by or for the benefit of any Second Priority Secured Party that secure Second Priority Claims up to the Maximum Second Priority Indebtedness Amount, and (y) any Third Priority Lien now or hereafter held by or for the benefit of any Third Priority Secured Party Claims up to the Maximum Third Priority Indebtedness Amount, shall be, in each case, senior in right, priority, operation, effect and all other respects to any and all Liens that would have constituted First Priority Liens but for the fact that they secure Excess Claims, and (ii) any such Lien now or hereafter held by or for the benefit of any Persons that would otherwise hold First Priority Secured Claims but for the operation of the second paragraph of the definition of the term “First

Priority Claims”, shall be junior and subordinate in right, priority, operation, effect and all other respects to any and all (x) Second Priority Liens that secure Second Priority Claims up to the Maximum Second Priority Indebtedness Amount, and (y) Third Priority Liens that secured Third Priority Claims up to the Maximum Third Priority Indebtedness Amount, and the Second Priority Liens and the Third Priority Liens shall be and remain senior in right, priority, operation, effect and all other respects to any such Liens for all purposes, whether or not any Second Priority Liens or any Third Priority Liens are subordinated in any respect to any other Lien held by any Person (other than the First Priority Secured Parties in respect of the First Priority Claims) securing any other obligation of the Company, any other Grantor or any other Person.

SECTION 2.02. Prohibition on Contesting Liens. Each Collateral Agent, for itself and on behalf of the other Secured Parties on whose behalf it acts in such capacity therefor, agrees that it will not, and hereby waives any right to, contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the priority, validity or enforceability of any Third Priority Lien, any Second Priority Lien, any First Priority Lien or any Lien that would constitute a First Priority Lien but for the fact that it purportedly secures any Excess Claims, as the case may be; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any Collateral Agent or any other Secured Party to enforce this Agreement to the extent provided hereby.

SECTION 2.03. No New Liens. (a) The parties hereto agree that, so long as the Discharge of First Priority Claims has not occurred, none of the Grantors shall, nor shall any Grantor permit any of its subsidiaries to, (i) grant or permit any additional Liens on any asset of a Grantor to secure any Second Priority Claim or any Third Priority Claim unless it has granted, or substantially concurrently therewith grants, a Lien on such asset of such Grantor to secure the First Priority Claims or (ii) grant or permit any additional Liens on any asset of a Grantor to secure any First Priority Claims unless it has granted, or substantially concurrently therewith grants, a Lien on such asset of a Grantor to secure the Second Priority Claims or the Third Priority Claims, with each such Lien to be subject to the provisions of this Agreement. To the extent that the provisions of the immediately preceding sentence are not complied with for any reason, without limiting any other right or remedy available to the First Priority Agent or the other First Priority Secured Parties, (x) the Second Priority Agent agrees, for itself and on behalf of the other Second Priority Secured Parties, that any amounts received by or distributed to any Second Priority Secured Party pursuant to or as a result of any Lien granted in contravention of this Section 2.03 shall be subject to Section 4.02(a) and (y) the Third Priority Agent agrees, for itself and on behalf of the other Third Priority Secured Parties that any amounts received by or distributed to any Third Priority Secured Party pursuant to or as a result of any Lien granted in contravention of this Section 2.03 shall be subject to Section 4.02(a).

(b) The parties hereto agree that, so long as the Discharge of Second Priority Claims has not occurred, none of the Grantors shall, nor shall any Grantor permit any of its subsidiaries to, grant or permit any additional Liens on any asset of a Grantor to secure any Second Priority Claim or any Third Priority Claim unless it has granted, or substantially concurrently therewith grants, a Lien on such asset of such Grantor to secure all Second Priority Claims and Third Priority Claims, with each such Lien to be subject to the provisions of this Agreement. To the extent that the provisions of the immediately preceding sentence are not complied with for any reason, without limiting any other right or remedy available to the Second Priority Agent or the other Second Priority Secured Parties, the Third Priority Agent agrees, for itself and on behalf of the other Third Priority Secured Parties that any amounts received by or distributed to any Third Priority Secured Party pursuant to or as a result of any Lien granted in contravention of this Section 2.03 shall be subject to Section 4.02(b).

(c) The parties hereto agree that, so long as the Discharge of Second Priority Claims and the Discharge of Third Priority Claims have not occurred, none of the Grantors shall, nor shall any Grantor permit any of its subsidiaries to, grant or permit any additional Liens on any asset to secure any Excess Claims other than Liens that would otherwise constitute First Priority Liens but for the fact that such Liens secured Excess Claims. To the extent that the provisions of the immediately preceding sentence are not complied with for any reason, without limiting any other right or remedy available to the Second Priority Agent or the other Second Priority Secured Parties or the Third Priority Agent or the other Third Priority Secured Parties, each Person that holds Excess Claims agrees that any amounts received by or distributed to any such Person pursuant to or as a result of any Lien granted in contravention of this Section 2.03(b) shall be subject to Section 4.02(c).

SECTION 2.04. Similar Collateral. The parties hereto acknowledge and agree that it is their intention that the First Priority Collateral, the Second Priority Collateral and the Third Priority Collateral be identical. In furtherance of the foregoing, the parties hereto agree to cooperate in good faith in order to determine, upon any reasonable request by the First Priority Agent, the Second Priority Agent or the Third Priority Agent, the specific assets included in the First Priority Collateral, the Second Priority Collateral and the Third Priority Collateral, the steps taken to perfect the First Priority Liens, the Second Priority Liens and the Third Priority Liens thereon and the identity of the respective parties obligated under the First Priority Debt Documents, the Second Priority Debt Documents and the Third Priority Debt Documents in respect of the First Priority Claims, the Second Priority Claims and the Third Priority Claims, respectively.

ARTICLE III

Enforcement of Rights; Matters Relating to Collateral

SECTION 3.01. Exercise of Rights and Remedies. (a) (i) So long as the Discharge of First Priority Claims has not occurred, whether or not any Insolvency or Liquidation Proceeding or Liquidation Sale has been commenced, the First Priority Agent and the other First Priority Secured Parties shall have the exclusive right to enforce rights and exercise remedies (including any right of setoff) with respect to the Collateral

(including making determinations regarding the release, Disposition or restrictions with respect to the Collateral), or to commence or seek to commence any action or proceeding with respect to such rights or remedies (including any foreclosure action or proceeding or any Insolvency or Liquidation Proceeding or Liquidation Sale), in each case, without any consultation with or the consent of the Second Priority Agent or any other Second Priority Secured Party or the Third Priority Agent or any other Third Priority Secured Party; provided that, notwithstanding the foregoing, (x) (i) in any Insolvency or Liquidation Proceeding, the Second Priority Agent may file a proof of claim or statement of interest with respect to the Second Priority Claims; (ii) the Second Priority Agent may take any action to preserve or protect the validity and enforceability of the Second Priority Liens, provided that no such action is, or could reasonably be expected to be, (A) adverse to the First Priority Liens or the rights of the First Priority Agent or any other First Priority Secured Party to exercise remedies in respect thereof or (B) otherwise inconsistent with the terms of this Agreement, including the automatic release of Second Priority Liens provided in Section 3.04; (iii) the Second Priority Secured Parties may file any responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims of the Second Priority Secured Parties, including any claims secured by the Collateral or otherwise make any agreements or file any motions pertaining to the Second Priority Claims, in each case, to the extent not inconsistent with the terms of this Agreement; (iv) the Second Priority Secured Parties may exercise rights and remedies as unsecured creditors, as provided in Section 3.03(a); and (v) subject to Section 3.02(a), the Second Priority Agent and the other Second Priority Secured Parties may enforce any of their rights and exercise any of their remedies with respect to the Collateral after the termination of the Second Lien Standstill Period (the actions described in clause (x) of this proviso being referred to herein as the “Second Priority Permitted Actions”), and (y) (i) in any Insolvency or Liquidation Proceeding, the Third Priority Agent may file a proof of claim or statement of interest with respect to the Third Priority Claims; (ii) the Third Priority Agent may take any action to preserve or protect the validity and enforceability of the Third Priority Liens, provided that no such action is, or could reasonably be expected to be, (A) adverse to the First Priority Liens or the rights of the First Priority Agent or any other First Priority Secured Party to exercise remedies in respect thereof or (B) otherwise inconsistent with the terms of this Agreement, including the automatic release of Third Priority Liens provided in Section 3.04; (iii) the Third Priority Secured Parties may file any responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims of the Third Priority Secured Parties, including any claims secured by the Collateral or otherwise make any agreements or file any motions pertaining to the Third Priority Claims, in each case, to the extent not inconsistent with the terms of this Agreement; (iv) the Third Priority Secured Parties may exercise rights and remedies as unsecured creditors, as provided in Section 3.03(a); and (v) subject to Section 3.02(a), the Third Priority Agent and the other Third Priority Secured Parties may enforce any of their rights and exercise any of their remedies with respect to the Collateral after the termination of the Third Lien Standstill Period (the actions described in clause (y) of this proviso being referred to herein as the “Third Priority Permitted Actions”). Except for the Second Priority

Permitted Actions and the Third Priority Permitted Actions, unless and until the Discharge of First Priority Claims has occurred, the sole right of the Second Priority Agent and the other Second Priority Secured Parties and the Third Priority Agent and the other Third Priority Secured Parties with respect to the Collateral shall be to receive the proceeds of the Collateral, if any, remaining after the Discharge of First Priority Claims has occurred and in accordance with the Second Priority Debt Documents or the Third Priority Debt Documents, as applicable, and applicable law.

(ii) So long as the Discharge of First Priority Claims has not occurred and the Discharge of Second Priority Claims has not occurred, whether or not any Insolvency or Liquidation Proceeding or Liquidation Sale has been commenced, the Second Priority Agent and the other Second Priority Secured Parties shall have the exclusive right to enforce rights and exercise remedies (including any right of setoff) with respect to the Collateral (including making determinations regarding the release, Disposition or restrictions with respect to the Collateral), or to commence or seek to commence any action or proceeding with respect to such rights or remedies (including any foreclosure action or proceeding or any Insolvency or Liquidation Proceeding or Liquidation Sale), in each case, without any consultation with or the consent of the Third Priority Agent or any other Third Priority Secured Party; provided that, notwithstanding the foregoing, the Third Priority Agent and the other Third Priority Secured Parties may take any Third Priority Permitted Action. Except for the Third Priority Permitted Actions, unless and until the Discharge of Second Priority Claims has occurred, the sole right of the Third Priority Agent and the other Third Priority Secured Parties with respect to the Collateral shall be to receive the proceeds of the Collateral, if any, remaining after Discharge of the Second Priority Claims has occurred and in accordance with the Third Priority Debt Documents and applicable law.

(b) (i) In exercising rights and remedies with respect to the Collateral, the First Priority Agent and the other First Priority Secured Parties may enforce the provisions of the First Priority Debt Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to Dispose of Collateral upon foreclosure, to incur expenses in connection with any such Disposition and to exercise all the rights and remedies of a secured creditor under the Uniform Commercial Code, the Bankruptcy Code or any other Bankruptcy Law. The First Priority Agent agrees to provide at least ten Business Days’ prior written notice to the Second Priority Agent and the Third Priority Agent of its intention to foreclose upon or Dispose of any Collateral; provided, however, that the failure to give any such notice shall not in any way limit its ability to foreclose upon or Dispose of any Collateral.

(ii) After the Discharge of First Priority Claims, in exercising rights and remedies with respect to the Collateral, the Second Priority Agent and the other Second Priority Secured Parties may enforce the provisions of the Second Priority Debt Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to Dispose of Collateral upon foreclosure, to incur expenses in connection with any such Disposition and to exercise all the rights and remedies of a secured creditor under the Uniform Commercial Code, the Bankruptcy Code or any other Bankruptcy Law. The Second Priority Agent agrees to provide at least ten Business Days’ prior written notice to the Third Priority Agent and any Person holding an Excess Claim of its intention to foreclose upon or Dispose of any Collateral; provided, however, that the failure to give any such notice shall not in any way limit its ability to foreclose upon or Dispose of any Collateral.

(c)(i) The Second Priority Agent, for itself and on behalf of the other Second Priority Secured Parties, hereby acknowledges and agrees that no covenant, agreement or restriction contained in any Second Priority Security Document or any other Second Priority Debt Document shall be deemed to restrict in any way the rights and remedies of the First Priority Agent or the other First Priority Secured Parties with respect to the Collateral as set forth in this Agreement and the other First Priority Debt Documents; and (ii) the Third Priority Agent, for itself and on behalf of the other Third Priority Secured Parties, hereby acknowledges and agrees that no covenant, agreement or restriction contained in any Third Priority Security Document or any other Third Priority Debt Document shall be deemed to restrict in any way the rights and remedies of (A) the First Priority Agent or the other First Priority Secured Parties with respect to the Collateral as set forth in this Agreement and the other First Priority Debt Documents, or (B) the Second Priority Agent or the other Second Priority Secured Parties with respect to the Collateral as set forth in this Agreement and the other Second Priority Debt Documents.

(d)(i) Notwithstanding anything in this Agreement to the contrary, following the acceleration of the Indebtedness then outstanding under the First Priority Debt Agreement, the Second Priority Secured Parties may, at their sole expense and effort, upon notice to the Company and the First Priority Agent (which notice shall be irrevocable), require the First Priority Secured Parties to transfer and assign to the Second Priority Secured Parties, without warranty or representation or recourse, all (but not less than all) of the First Priority Claims (such right, the “Buy-Out Right”); provided that (x) such assignment shall not conflict with any law, rule or regulation or order of any court or other Governmental Authority having jurisdiction, and (y) the Second Priority Secured Parties shall have paid to the First Priority Agent, for the account of the First Priority Secured Parties, in immediately available funds, an amount (such amount, the “First Priority Claim Buy-Out Amount”) equal to: 100% of the principal of such Indebtedness plus all accrued and unpaid interest thereon plus all accrued and unpaid fees (other than any fees that become due as a result of the prepayment of the loans and other advances under, or early termination of, the First Priority Debt Agreement (such fees are referred to hereinafter as “First Priority Termination Fees”)) plus all the other First Priority Claims then outstanding (which shall include, with respect to (i) the aggregate face amount of the Letters of Credit outstanding under the First Priority Debt Agreement, an amount in cash equal to 105% thereof, (ii) each interest rate hedging, cap, collar, swap or other similar agreements that evidence any First Priority Hedging Obligations, 100% of the aggregate amount of such First Priority Claims, after giving effect to any netting arrangements, that the applicable Grantor would be required to pay if such interest rate hedging, cap, collar, swap or other similar agreements were terminated at such time, and (iii) each agreement that evidence any First Priority Cash Management Obligations,

100% of the aggregate amount of such First Priority Claims). In order to effectuate the foregoing, the First Priority Agent shall calculate, upon the written request of the Second Priority Agent from time to time, the amount in cash that would be necessary so to purchase the First Priority Claims. If the right set forth in this Section 3.01(d)(i) is exercised, the parties shall endeavor to close promptly thereafter but in any event within ten Business Days of the request set forth in the first sentence of this Section 3.01(d)(i). If the Second Priority Secured Parties exercise the right set forth in this Section 3.01(d)(i), it shall be exercised pursuant to documentation mutually acceptable to each of the First Priority Agent and the Second Priority Agent. Notwithstanding anything to the contrary herein, if, at any time following the consummation of such transfer and assignment and the occurrence of the Discharge of First Priority Claims and the Discharge of Second Priority Claims (other than, for the avoidance of doubt, the payment of any fees that become due as a result of the prepayment or termination of the Second Priority Claims and the payment of Second Priority Claims in excess of the Maximum Second Priority Indebtedness Amount), the Second Priority Secured Parties recover any First Priority Termination Fees prior to the first anniversary of the date of such transfer and assignment is consummated, they shall turn over such fees to First Priority Secured Parties in the form and to the extent received.

(ii) If the Second Priority Secured Parties have the opportunity to exercise their Buy-Out Right and elect not to exercise such right, or if the Discharge of First Priority Claims has occurred and the Indebtedness then outstanding under the Second Priority Debt Agreement has been accelerated, then the Third Priority Secured Parties may, at their sole expense and effort, upon notice to the Company and the First Priority Agent and the Second Priority Agent (which notice shall be irrevocable), require the First Priority Secured Parties and the Second Priority Secured Parties to transfer and assign to the First Priority Secured Parties, without warranty or representation or recourse, all (but not less than all) of the First Priority Claims and Second Priority Claims; provided that (x) such assignment shall not conflict with any law, rule or regulation or order of any court or other Governmental Authority having jurisdiction, and (y) the Third Priority Secured Parties shall have paid to the First Priority Agent and the Third Priority Agent, for the account of the First Priority Secured Parties and the Second Priority Secured Parties, in immediately available funds, an amount equal to, (x) in respect of the First Priority Claims, the First Priority Claim Buy-Out Amount and, (y) in respect of the Second Priority Claims, 100% of the principal of such Indebtedness plus all accrued and unpaid interest thereon plus all accrued and unpaid fees (other than any fees that become due as a result of the prepayment of the Loans and other advances under, or in early termination of the Second Priority Debt Agent (such fee referred to herein as the “Second Priority Termination Fee”) plus all other Second Priority Claims then outstanding. If the right set forth in this Section 3.01(d)(ii) is exercised, the parties shall endeavor to close promptly thereafter but in any event within ten Business Days of the request set forth in the first sentence of this Section 3.01(d)(ii). If the Third Priority Secured Parties exercise the right set forth in this Section 3.01(d)(ii), it shall be exercised pursuant to documentation mutually acceptable to each of the First Priority Agent and the Second Priority Agent, in respect of its sale, and the Third Priority Agent. Notwithstanding anything to the contrary herein, if, at any time following the consummation of such transfer and assignment and the occurrence of the Discharge of

First Priority Claims, the Discharge of Second Priority Claims and the Discharge of Third Priority Claims (other than, for the avoidance of doubt, the payment of any fees that become due as a result of the prepayment or termination of the Third Priority Claims and the payment of Third Priority Claims in excess of the Maximum Third Priority Indebtedness Amount), the Third Priority Secured Parties recover any First Termination Fees or any Second Termination Fees prior to the first anniversary of the date of such transfer and assignment is consummated, they shall turn over such fees to the First Priority Secured Parties or the Second Priority Secured Parties, as applicable, in the form and to the extent received.

(e)( i) So long as the Discharge of First Priority Claims has occurred and the Discharge of Second Priority Claims and the Discharge of Third Priority Claims have not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced or Liquidation Sale, the Second Priority Agent and the other Second Priority Secured Parties shall have the exclusive right to enforce rights and exercise remedies (including any right of setoff) with respect to the Collateral (including making determinations regarding the release, Disposition or restrictions with respect to the Collateral), or to commence or seek to commence any action or proceeding with respect to such rights or remedies (including any foreclosure action or proceeding or any Insolvency or Liquidation Proceeding or Liquidation Sale), in each case, without any consultation with or the consent of any Person that holds an Excess Claims; provided that, notwithstanding the foregoing, (i) in any Insolvency or Liquidation Proceeding, any such Person may file a proof of claim or statement of interest with respect to the Excess Claims; (ii) any such Person may take any action to preserve or protect the validity and enforceability of the Liens that would have constituted First Priority Liens but for the fact that such Liens secure Excess Claims, provided that no such action is, or could reasonably be expected to be, (A) adverse to the Second Priority Liens or the Third Priority Liens or the rights of the Second Priority Agent, any other Second Priority Secured Party, the Third Priority Agent or any other Third Priority Secured Party to exercise remedies in respect thereof or (B) otherwise inconsistent with the terms of this Agreement, including the automatic release of such Liens provided in Section 3.05; (iii) any such Person may file any responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims of such Person, including any claims secured by the Collateral or otherwise make any agreements or file any motions pertaining to the Excess Claims, in each case, to the extent not inconsistent with the terms of this Agreement; (iv) any such Person may exercise rights and remedies as unsecured creditors, as provided in Section 3.03(b) (the actions described in this proviso being referred to herein as the “Excess Claims Permitted Actions”).

(ii) So long as the Discharge of First Priority Claims and the Discharge of Second Priority Claims have occurred and the Discharge of Third Priority Claims has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced or Liquidation Sale, the Third Priority Agent and the other Third Priority Secured Parties shall have the exclusive right to enforce rights and exercise remedies (including any right of setoff) with respect to the Collateral (including making determinations regarding the release, Disposition or restrictions with respect to the

Collateral), or to commence or seek to commence any action or proceeding with respect to such rights or remedies (including any foreclosure action or proceeding or any Insolvency or Liquidation Proceeding or Liquidation Sale), in each case, without any consultation with or the consent of any Person that holds Excess Claims; provided that, notwithstanding the foregoing, any Person that holds an Excess Claim may take any Excess Claim Permitted Action.

(iii) Except for the Excess Claims Permitted Actions, unless and until the Discharge of Second Priority Claims and the Discharge of Third Priority Claims have occurred, the sole right of any Person holding Excess Claims with respect to the Collateral shall be to receive the proceeds of the Collateral, if any, remaining after the occurrence of the Discharge of First Priority Claims, the Discharge of Second Priority Claims up to the Maximum Second Priority Indebtedness Amount and the Discharge of Third Priority Claims up to the Maximum Third Priority Indebtedness Amount and in accordance with the agreements, instruments and other documents evidencing or governing the Excess Claims and applicable law.

(f) In exercising rights and remedies with respect to the Collateral, the Second Priority Agent and the other Second Priority Secured Parties and the Third Priority Agent and the other Third Priority Secured Parties may enforce the provisions of the Second Priority Debt Documents and the Third Priority Debt Documents, respectively, and exercise remedies thereunder, all in such order and in such manner as they may determine in their sole discretion, in each case, to the extent that such enforcement or exercise is not otherwise prohibited by clauses (a) through (d) of this Section 3.01. Such exercise and enforcement shall, in each case, to the extent that such enforcement or exercise is not otherwise prohibited by clauses (a) through (d) of this Section 3.01, include the rights of an agent appointed by them to Dispose of Collateral upon foreclosure, to incur expenses in connection with any such Disposition and to exercise all the rights and remedies of a secured creditor under the Uniform Commercial Code, the Bankruptcy Code or any other Bankruptcy Law. The Second Priority Agent agrees to provide at least ten Business Days’ prior written notice to the First Priority Agent of its intention to foreclose upon or Dispose of any Collateral; provided, however, that the failure to give any such notice shall not in any way limit its ability to foreclose upon or Dispose of any Collateral to the extent that such foreclosure is not otherwise prohibited by clauses (a) through (d) of this Section 3.01. The Third Priority Agent agrees to provide at least ten Business Days’ prior written notice to the First Priority Agent and the Second Priority Agent of its intention to foreclose upon or Dispose of any Collateral; provided, however, that the failure to give any such notice shall not in any way limit its ability to foreclose upon or Dispose of any Collateral to the extent that such foreclosure is not otherwise prohibited by clauses (a) through (d) of this Section 3.01.

(g) Each such Person hereby acknowledges and agrees that no covenant, agreement or restriction contained in any agreement, instrument or other document that evidences or governs any Excess Claims (other than the provisions of this Agreement that inure to the benefit of the First Priority Secured Parties) shall be deemed to restrict in any way the rights and remedies of the Second Priority Agent or the other Second Priority Secured Parties or the Third Priority Agent or the other Third Priority Secured Parties with respect to the Collateral as set forth in this Agreement and the other Second Priority Debt Documents and Third Priority Debt Documents.

SECTION 3.02. No Interference. (a) The Second Priority Agent, for itself and on behalf of the other Second Priority Secured Parties, agrees that, whether or not any Insolvency or Liquidation Proceeding or Liquidation Sale has been commenced, the Second Priority Secured Parties:

(i) except for Second Priority Permitted Actions, will not, so long as the Discharge of First Priority Claims has not occurred, (A) enforce or exercise, or seek to enforce or exercise, any rights or remedies (including any right of setoff) with respect to any Collateral (including the enforcement of any right under any account control agreement, landlord waiver or bailee’s letter or any similar agreement or arrangement to which the Second Priority Agent or any other Second Priority Secured Party is a party) or (B) commence or join with any Person (other than the First Priority Agent) in commencing, or petition for or vote in favor of any resolution for, any action or proceeding with respect to such rights or remedies (including any foreclosure action); provided, however, that the Second Priority Agent may enforce or exercise any or all such rights and remedies, or commence, join with any Person in commencing, or petition for or vote in favor of any resolution for, any such action or proceeding, after a period of 90 days has elapsed (which period shall be tolled during any period in which the First Priority Agent shall not be entitled to enforce or exercise any rights or remedies with respect to any Collateral as a result of (x) any injunction issued by a court of competent jurisdiction or (y) the automatic stay or any other stay in any Insolvency or Liquidation Proceeding) since the date on which the Second Priority Agent has delivered to the First Priority Agent written notice of the acceleration of the Indebtedness then outstanding under the Second Priority Debt Agreement (the “Second Lien Standstill Period”); provided further, however, that (1) notwithstanding the expiration of the Second Lien Standstill Period or anything herein to the contrary, in no event shall the Second Priority Agent or any other Second Priority Secured Party enforce or exercise any rights or remedies with respect to any Collateral, or commence, join with any Person at any time in commencing, or petition for or vote in favor of any resolution for, any such action or proceeding, if the First Priority Agent or any other First Priority Secured Party shall have commenced, and shall be diligently pursuing (or shall have sought or requested relief from or modification of the automatic stay or any other stay in any Insolvency or Liquidation Proceeding to enable the commencement and pursuit thereof), the enforcement or exercise of any rights or remedies with respect to any Collateral or any such action or proceeding (prompt written notice thereof to be given to the Second Priority Agent by the First Priority Agent) and (2) after the expiration of the Second Lien Standstill Period, so long as neither the First Priority Agent nor the First Priority Secured Parties have commenced any action to enforce their Lien on any material portion of the Collateral, in the event that and for so long as the Second Priority Secured Parties (or the Second Priority Agent on their behalf)

have commenced any actions to enforce their Lien with respect to any Collateral to the extent permitted hereunder and are diligently pursuing such actions, neither the First Priority Secured Parties nor the First Priority Agent shall take any action of a similar nature with respect to such Collateral; provided that all other provisions of this Intercreditor Agreement (including the turnover provisions of Article IV) are complied with;

(ii) will not contest, protest or object to any foreclosure action or proceeding brought by the First Priority Agent or any other First Priority Secured Party, or any other enforcement or exercise by any First Priority Secured Party of any rights or remedies relating to the Collateral under the First Priority Debt Documents or an Insolvency or Liquidation Proceeding or in connection with a Liquidation Sale or otherwise, so long as Second Priority Liens attach to the proceeds thereof subject to the relative priorities set forth in Section 2.01(a);

(iii) subject to the rights of the Second Priority Secured Parties under clause (i) above, will not object to the forbearance by the First Priority Agent or any other First Priority Secured Party from commencing or pursuing any foreclosure action or proceeding or any other enforcement or exercise of any rights or remedies with respect to the Collateral;

(iv) will not, so long as the Discharge of First Priority Claims has not occurred and except for Second Priority Permitted Actions, take or receive any Collateral, or any proceeds thereof or payment with respect thereto, in connection with the exercise of any right or enforcement of any remedy (including any right of setoff) with respect to any Collateral or in connection with any insurance policy award under a policy of insurance relating to any Collateral or any condemnation award (or deed in lieu of condemnation) relating to any Collateral;

(v) will not, except for Second Priority Permitted Actions, take any action that would, or could reasonably be expected to, hinder, in any manner, any exercise of remedies under the First Priority Debt Documents, including any Disposition of any Collateral, whether by foreclosure or otherwise;

(vi) will not, except for Second Priority Permitted Actions, object to the manner in which the First Priority Agent or any other First Priority Secured Party may seek to enforce or collect the First Priority Claims or the First Priority Liens, regardless of whether any action or failure to act by or on behalf of the First Priority Agent or any other First Priority Secured Party is, or could be, adverse to the interests of the Second Priority Secured Parties, and will not assert, and hereby waive, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or claim the benefit of any marshalling, appraisal, valuation or other similar right that may be available under applicable law with respect to the Collateral or any similar rights a junior secured creditor may have under applicable law; and

(vii) will not attempt, directly or indirectly, whether by judicial proceeding or otherwise, to challenge or question the validity or enforceability of any First Priority Claim or any First Priority Security Document, including this Agreement, or the validity or enforceability of the priorities, rights or obligations established by this Agreement.

(b) The Third Priority Agent, for itself and on behalf of the other Third Priority Secured Parties, agrees that, whether or not any Insolvency or Liquidation Proceeding or Liquidation Sale has been commenced, the Third Priority Secured Parties:

(i) except for Third Priority Permitted Actions, will not, so long as the Discharge of First Priority Claims has not occurred and the Discharge of Second Priority Claims has not occurred (A) enforce or exercise, or seek to enforce or exercise, any rights or remedies (including any right of setoff) with respect to any Collateral (including the enforcement of any right under any account control agreement, landlord waiver or bailee’s letter or any similar agreement or arrangement to which the Third Priority Agent or any other Third Priority Secured Party is a party) or (B) commence or join with any Person (other than the First Priority Agent or the Second Priority Agent) in commencing, or petition for or vote in favor of any resolution for, any action or proceeding with respect to such rights or remedies (including any foreclosure action); provided, however, that the Third Priority Agent may enforce or exercise any or all such rights and remedies, or commence, join with any Person in commencing, or petition for or vote in favor of any resolution for, any such action or proceeding, after a period of 120 days has elapsed (which period shall be tolled during any period in which the First Priority Agent and the Second Priority Agent shall not be entitled to enforce or exercise any rights or remedies with respect to any Collateral as a result of (x) any injunction issued by a court of competent jurisdiction or (y) the automatic stay or any other stay in any Insolvency or Liquidation Proceeding) since the date on which the Third Priority Agent has delivered to the First Priority Agent and the Second Priority Agent written notice of the acceleration of the Indebtedness then outstanding under the Third Priority Debt Agreement (the “Third Lien Standstill Period”); provided further, however, that (1) notwithstanding the expiration of the Third Lien Standstill Period or anything herein to the contrary, in no event shall the Third Priority Agent or any other Third Priority Secured Party enforce or exercise any rights or remedies with respect to any Collateral, or commence, join with any Person at any time in commencing, or petition for or vote in favor of any resolution for, any such action or proceeding, if the First Priority Agent or any other First Priority Secured Party or the Second Priority Agent or any other Second Priority Secured Party shall have commenced, and shall be diligently pursuing (or shall have sought or requested relief from or modification of the automatic stay or any other stay in any Insolvency or Liquidation Proceeding to enable the commencement and pursuit thereof), the enforcement or exercise of any rights or remedies with respect to any Collateral or any such action or proceeding (prompt written notice thereof to be given to the Third Priority

Agent by the First Priority Agent or the Second Priority Agent) and (2) after the expiration of the Third Lien Standstill Period, so long as none of the First Priority Agent, the First Priority Secured Parties, the Second Priority Agent or the Second Priority Secured Parties have commenced any action to enforce their Lien on any material portion of the Collateral, in the event that and for so long as the Third Priority Secured Parties (or the Third Priority Agent on their behalf) have commenced any actions to enforce their Lien with respect to any Collateral to the extent permitted hereunder and are diligently pursuing such actions, none of the First Priority Secured Parties, the First Priority Agent, the Second Priority Secured Parties or the Second Priority Agent shall take any action of a similar nature with respect to such Collateral; provided that all other provisions of this Intercreditor Agreement (including the turnover provisions of Article IV) are complied with;

(ii) will not contest, protest or object to any foreclosure action or proceeding brought by the First Priority Agent or any other First Priority Secured Party or the Second Priority Agent or any other Second Priority Secured Party or any other enforcement or exercise by any First Priority Secured Party or Second Priority Secured Party of any rights or remedies relating to the Collateral under the First Priority Debt Documents or the Second Priority Debt Documents, as applicable, or an Insolvency or Liquidation Proceeding or in connection with a Liquidation Sale or otherwise, so long as Third Priority Liens attach to the proceeds thereof subject to the relative priorities set forth in Section 2.01(a);

(iii) subject to the rights of the Third Priority Secured Parties under clause (i) above, will not object to the forbearance by the First Priority Agent or any other First Priority Secured Party or the Second Priority Agent or any other Second Priority Secured Party from commencing or pursuing any foreclosure action or proceeding or any other enforcement or exercise of any rights or remedies with respect to the Collateral;

(iv) will not, so long as the Discharge of First Priority Claims and the Discharge of Second Priority Claims have not occurred and except for Third Priority Permitted Actions, take or receive any Collateral, or any proceeds thereof or payment with respect thereto, in connection with the exercise of any right or enforcement of any remedy (including any right of setoff) with respect to any Collateral or in connection with any insurance policy award under a policy of insurance relating to any Collateral or any condemnation award (or deed in lieu of condemnation) relating to any Collateral;

(v) will not, except for Third Priority Permitted Actions, take any action that would, or could reasonably be expected to, hinder, in any manner, any exercise of remedies under the First Priority Debt Documents or Second Priority Debt Documents, including any Disposition of any Collateral, whether by foreclosure or otherwise;

(vi) will not, except for Third Priority Permitted Actions, object to the manner in which the First Priority Agent or any other First Priority Secured Party or the Second Priority Agent or any other Second Priority Secured Party may seek to enforce or collect the First Priority Claims, the First Priority Liens, the Second Priority Claims or the Second Priority Liens, respectively, regardless of whether any action or failure to act by or on behalf of the First Priority Agent or any other First Priority Secured Party or the Second Priority Agent or any other Second Priority Secured Party is, or could be, adverse to the interests of the Third Priority Secured Parties, and will not assert, and hereby waive, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or claim the benefit of any marshalling, appraisal, valuation or other similar right that may be available under applicable law with respect to the Collateral or any similar rights a junior secured creditor may have under applicable law; and

(vii) will not attempt, directly or indirectly, whether by judicial proceeding or otherwise, to challenge or question the validity or enforceability of any First Priority Claim, any First Priority Security Document, any Second Priority Claim or any Second Priority Security Document, including this Agreement, or the validity or enforceability of the priorities, rights or obligations established by this Agreement.

(c) Each Person that holds Excess Claims agrees that, whether or not any Insolvency or Liquidation Proceeding or Liquidation Sale has been commenced, such Person:

(i) except for Excess Claims Permitted Actions, will not, so long as the Discharge of Second Priority Claims and the Discharge of Third Priority Claims has not occurred, (A) enforce or exercise, or seek to enforce or exercise, any rights or remedies (including any right of setoff) with respect to any Collateral (including the enforcement of any right under any account control agreement, landlord waiver or bailee’s letter or any similar agreement or arrangement to which such Person is a party) or (B) commence or join with any Person (other than the Second Priority Agent or the Third Priority Agent) in commencing, or petition for or vote in favor of any resolution for, any action or proceeding with respect to such rights or remedies (including any foreclosure action);

(ii) will not contest, protest or object to any foreclosure action or proceeding brought by the Second Priority Agent or any other Second Priority Secured Party or the Third Priority Agent or any other Third Priority Secured Party, or any other enforcement or exercise by any Second Priority Secured Party or any Third Priority Secured Party of any rights or remedies relating to the Collateral under the Second Priority Debt Documents or the Third Priority Debt Documents, respectively, or an Insolvency or Liquidation Proceeding or in connection with a Liquidation Sale or otherwise, so long as Liens securing the Excess Claims attach to the proceeds thereof subject to the relative priorities set forth in Section 2.01(b);

(iii) subject to the rights of all such Persons under clause (i) above, will not object to the forbearance by the Second Priority Agent or any other Second Priority Secured Party or the Third Priority Agent or any other Third Priority Secured Party from commencing or pursuing any foreclosure action or proceeding or any other enforcement or exercise of any rights or remedies with respect to the Collateral;

(iv) will not, so long as the Discharge of Second Priority Claims and the Discharge of Third Priority Claims has not occurred and except for Excess Claims Permitted Actions, take or receive any Collateral, or any proceeds thereof or payment with respect thereto, in connection with the exercise of any right or enforcement of any remedy (including any right of setoff) with respect to any Collateral or in connection with any insurance policy award under a policy of insurance relating to any Collateral or any condemnation award (or deed in lieu of condemnation) relating to any Collateral;

(v) will not, except for Excess Claims Permitted Actions, take any action that would, or could reasonably be expected to, hinder, in any manner, any exercise of remedies under the Second Priority Debt Documents and the Third Priority Debt Documents, including any Disposition of any Collateral, whether by foreclosure or otherwise;

(vi) will not, except for Excess Claims Permitted Actions, object to the manner in which the Second Priority Agent or any other Second Priority Secured Party or the Third Priority Agent or any other Third Priority Secured Party may seek to enforce or collect the Second Priority Claims, the Second Priority Liens, the Third Priority Claims or the Third Priority Liens, regardless of whether any action or failure to act by or on behalf of the Second Priority Agent, any other Second Priority Secured Party, Third Priority Agent or any other Third Priority Secured Party is, or could be, adverse to the interests of all such Persons, and will not assert, and hereby waive, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or claim the benefit of any marshalling, appraisal, valuation or other similar right that may be available under applicable law with respect to the Collateral or any similar rights a junior secured creditor may have under applicable law; and

(vii) will not attempt, directly or indirectly, whether by judicial proceeding or otherwise, to challenge or question the validity or enforceability of any Second Priority Claim, Second Priority Security Document, Third Priority Claim or any Third Priority Security Document, including this Agreement, or the validity or enforceability of the priorities, rights or obligations established by this Agreement.

For the sake of clarity, the foregoing provisions of this Section 3.02(c) shall only apply to the exercise of rights and remedies by the holders of Excess Claims in such capacity and shall not be applicable to the First Priority Secured Parties in respect of their exercise of rights and remedies with respect to their First Priority Claims.

SECTION 3.03. Rights as Unsecured Creditors. (a) The Second Priority Agent and the other Second Priority Secured Parties and the Third Priority Agent and the other Third Priority Secured Parties may, in accordance with the terms of the Second Priority Debt Documents and the Third Priority Secured Documents, respectively, and applicable law, enforce rights and exercise remedies against any Grantor as unsecured creditors; provided that no such action is otherwise inconsistent with the terms of this Agreement. Without limiting the generality of the foregoing sentence, (x) the Second Priority Secured Parties shall be entitled to prosecute litigation against any Grantor or any other Person liable in respect of the Second Priority Claims, notwithstanding whether any Second Lien Standstill Period is then in effect, but shall be prohibited from taking any action to enforce any judgment until the lapse of any applicable Second Lien Standstill Period, and (y) the Third Priority Secured Parties shall be entitled to prosecute litigation against any Grantor or any other Person liable in respect of the Third Priority Claims, notwithstanding whether any Third Lien Standstill Period is then in effect, but shall be prohibited from taking any action to enforce any judgment until the lapse of any applicable Third Lien Standstill Period. Nothing in this Agreement shall prohibit the receipt by the Second Priority Agent or any other Second Priority Secured Party or the Third Priority Agent or any other Third Priority Secured Party of the required payments of principal, premium, interest, fees and other amounts due under the Second Priority Debt Documents or the Third Priority Debt Documents, respectively, so long as such receipt is not the direct or indirect result of the enforcement or exercise by the Second Priority Agent or any other Second Priority Secured Party or the Third Priority Agent or any other Third Priority Secured Party of rights or remedies in contravention of this Agreement as a secured creditor (including any right of setoff) against Collateral or enforcement in contravention of this Agreement of any Second Priority Lien and any Third Priority Lien against Collateral (including any judgment lien resulting from the exercise of remedies available to an unsecured creditor).

(b) Each Person that holds Excess Claims may, in accordance with the terms of the agreements, instruments and other documents evidencing or governing the Excess Claims and applicable law, enforce rights and exercise remedies against any Grantor as unsecured creditors; provided that no such action is otherwise inconsistent with the terms of this Agreement. Nothing in this Agreement shall prohibit the receipt by any such Person of the required payments of principal, premium, interest, fees and other amounts due under such agreements, instruments and other documents so long as such receipt is not the direct or indirect result of the enforcement or exercise by any such Person of rights or remedies in contravention of this Agreement as a secured creditor (including any right of setoff) against Collateral or enforcement in contravention of this Agreement of any Lien against Collateral that would constitute a First Priority Lien but for the fact that it purportedly secures any Excess Claims (including any judgment lien resulting from the exercise of remedies available to an unsecured creditor).

SECTION 3.04. (i) Automatic Release of Second Priority Liens and Third Priority Liens. (a) If, in connection with (A) any Disposition of any Collateral permitted under the terms of the First Priority Debt Documents or (B) the enforcement or exercise of any rights or remedies with respect to the Collateral, including any Disposition of Collateral, the First Priority Agent, for itself and on behalf of the other First Priority Secured Parties, (x) releases any of the First Priority Liens, or (y) releases any Guarantor from its obligations under its guarantee of the First Priority Claims (in each case, a “First Priority Release”), other than any such First Priority Release granted following (and not as a condition to) the Discharge of First Priority Claims, then the Second Priority Liens and the Third Priority Liens on such Collateral, and the obligations of such Guarantor under its guarantee of the Second Priority Claims and the Third Priority Claims, shall be automatically, unconditionally and simultaneously released, and the Second Priority Agent, for itself and on behalf of the other Second Priority Secured Parties, and the Third Priority Agent, for itself and on behalf of the other Third Priority Secured Parties, shall promptly execute and deliver to the First Priority Agent, the relevant Grantor or such Guarantor such termination statements, releases and other documents as the First Priority Agent or the relevant Grantor or Guarantor may reasonably request and provide to effectively confirm such First Priority Release; provided that, in the case of a Disposition of Collateral (other than any such Disposition in connection with the enforcement or exercise of any rights or remedies with respect to the Collateral) or a First Priority Release of a Guarantor from its Guarantee (as defined in the Second Priority Debt Agreement as in effect on the date hereof) or from its Guarantee (as defined in the Third Priority Debt Agreement as in effect on the date hereof) (other than any such First Priority Release in connection with the enforcement or exercise of any rights or remedies with respect to all of the Capital Stock of such Guarantor or all or substantially all of its assets), the Second Priority Liens and the Third Priority Liens or the applicable Guarantee(s) shall not be so released if such Disposition or such First Priority Release is not permitted under the terms of the Second Priority Debt Agreement or the Third Priority Debt Agreement, as applicable.

(ii) If, in connection with (A) any Disposition of any Collateral permitted under the terms of the Second Priority Debt Documents or (B) the enforcement or exercise of any rights or remedies with respect to the Collateral, including any Disposition of Collateral, the Second Priority Agent, for itself and on behalf of the other Second Priority Secured Parties, (x) releases any of the Second Priority Liens, or (y) releases any Guarantor from its obligations under its guarantee of the Second Priority Claims (in each case, a “Second Priority Release”), other than any such Second Priority Release granted following (and not as a condition to) the Discharge of Second Priority Claims, then the Third Priority Liens on such Collateral, and the obligations of such Guarantor under its guarantee of the Third Priority Claims, shall be automatically, unconditionally and simultaneously released, and the Third Priority Agent, for itself and on behalf of the other Third Priority Secured Parties, shall promptly execute and deliver to the Second Priority Agent, the relevant Grantor or such Guarantor such termination statements, releases and other documents as the Second Priority Agent or the relevant Grantor or Guarantor may reasonably request and provide to effectively confirm such

Second Priority Release; provided that, in the case of a Disposition of Collateral (other than any such Disposition in connection with the enforcement or exercise of any rights or remedies with respect to the Collateral) or a Second Priority Release of a Guarantor from its Guarantee (as defined in the Third Priority Debt Agreement as in effect on the date hereof) (other than any such Second Priority Release in connection with the enforcement or exercise of any rights or remedies with respect to all of the Capital Stock of such Guarantor or all or substantially all of its assets), the Third Priority Liens or the applicable Guarantee(s) shall not be so released if such Disposition or such Second Priority Release is not permitted under the terms of the Third Priority Debt Agreement, as applicable.

(b) (i) Until the Discharge of First Priority Claims occurs, the Second Priority Agent, for itself and on behalf of each other Second Priority Secured Party, and the Third Priority Agent, for itself and on behalf of each other Third Priority Secured Party, hereby appoints the First Priority Agent, and any officer or agent of the First Priority Agent, with full power of substitution, as the attorney-in-fact of each Second Priority Secured Party and Third Priority Secured Party for the purpose of carrying out the provisions of this Section 3.04 and taking any action and executing any instrument that the First Priority Agent may deem necessary or advisable to accomplish the purposes of this Section 3.04 (including any endorsements or other instruments of transfer or release), which appointment is irrevocable and coupled with an interest.

(ii) After the Discharge of First Priority Claims and until the Discharge of Second Priority Claims occurs, the Third Priority Agent, for itself and on behalf of each other Third Priority Secured Party, hereby appoints the Second Priority Agent, and any officer or agent of the Second Priority Agent, with full power of substitution, as the attorney-in-fact of each Third Priority Secured Party for the purpose of carrying out the provisions of this Section 3.04 and taking any action and executing any instrument that the Second Priority Agent may deem necessary or advisable to accomplish the purposes of this Section 3.04 (including any endorsements or other instruments of transfer or release), which appointment is irrevocable and coupled with an interest.

SECTION 3.05. Automatic Release of First Priority Liens. (a) If, in connection with the enforcement or exercise of any rights or remedies with respect to the Collateral after the expiration of the Second Lien Standstill Period that is permitted in accordance with clause (2) of the second proviso to Section 3.02(a)(i), including any Disposition of Collateral, the Second Priority Agent, for itself and on behalf of the other Second Priority Secured Parties, (x) releases any of the Second Priority Liens, or (y) releases any Guarantor from its obligations under its guarantee of the Second Priority Claims (in each case, a “Second Priority Release”), then the First Priority Liens and the Third Priority Liens on such Collateral, and the obligations of such Guarantor under its guarantee of the First Priority Claims and the Third Priority Claims, shall be automatically, unconditionally and simultaneously released, and the First Priority Agent, for itself and on behalf of the other First Priority Secured Parties and the Third Priority Agent, for itself and on behalf of the other Third Priority Secured Parties, shall promptly execute and deliver to the Second Priority Agent, the relevant Grantor or such Guarantor such termination statements, releases and other documents as the Second Priority Agent or the relevant Grantor or Guarantor may reasonably request to effectively confirm such release; provided that so long as the Discharge of First Priority Claims has not occurred, the proceeds of, or payments with respect to, any Second Priority Release that are received by the Second Priority Agent or any other Second Priority Secured Party, shall be segregated and held in trust and forthwith transferred or paid over to the First Priority Agent for the benefit of the First Priority Secured Parties in accordance with Section 4.02(a); provided further, however, that the First Priority Lender shall not be obligated to release the First Priority Liens on any Collateral in connection with any sale or other Disposition of Collateral to a Second Priority Secured Party or an affiliate thereof or any other transaction other than a sale of such Collateral to a third Person with respect to which at least 75% of the consideration therefor consists of cash and cash equivalents.

(b) If, in connection with the enforcement or exercise of any rights or remedies with respect to the Collateral after the expiration of the Third Lien Standstill Period that is permitted in accordance with clause (2) of the second proviso to Section 3.02(b)(i), including any Disposition of Collateral, the Third Priority Agent, for itself and on behalf of the other Third Priority Secured Parties, (x) releases any of the Third Priority Liens, or (y) releases any Guarantor from its obligations under its guarantee of the Third Priority Claims (in each case, a “Third Priority Release”), then the First Priority Liens and the Second Priority Liens on such Collateral, and the obligations of such Guarantor under its guarantee of the First Priority Claims and the Second Priority Claims, shall be automatically, unconditionally and simultaneously released, and the First Priority Agent, for itself and on behalf of the other First Priority Secured Parties, and the Second Priority Agent, for itself and on behalf of the other Second Priority Secured Parties, shall promptly execute and deliver to the Third Priority Agent, the relevant Grantor or such Guarantor such termination statements, releases and other documents as the Third Priority Agent or the relevant Grantor or Guarantor may reasonably request to effectively confirm such release; provided that so long as the Discharge of First Priority Claims or the Discharge of Second Priority Claims have not both occurred, the proceeds of, or payments with respect to, any Third Priority Release that are received by the Third Priority Agent or any other Third Priority Secured Party, shall be segregated and held in trust and forthwith transferred or paid over to the First Priority Agent for the benefit of the First Priority Secured Parties or to the Second Priority Agent for the benefit of the Second Priority Secured Parties, each in accordance with Section 4.02(a); provided further, however, that neither the First Priority Lenders nor the Second Priority Lenders shall be obligated to release the First Priority Liens or the Second Priority Liens, respectively, on any Collateral in connection with any sale or other Disposition of Collateral to a Third Priority Secured Party or an affiliate thereof or any other transaction other than a sale of such Collateral to a third Person with respect to which at least 75% of the consideration therefor consists of cash and cash equivalents.

SECTION 3.06. Insurance and Condemnation Awards. So long as the Discharge of First Priority Claims has not occurred, the First Priority Agent and the other First Priority Secured Parties shall have the exclusive right, subject to the rights of the

Grantors under the First Priority Debt Documents, to settle and adjust claims in respect of Collateral under policies of insurance covering Collateral and to approve any award granted in any condemnation or similar proceeding, or any deed in lieu of condemnation, in respect of the Collateral. All proceeds of any such policy and any such award, or any payments with respect to a deed in lieu of condemnation, shall (a) first, prior to the Discharge of First Priority Claims and subject to the rights of the Grantors under the First Priority Debt Documents, be paid to the First Priority Agent for the benefit of First Priority Secured Parties pursuant to the terms of the First Priority Debt Documents, (b) second, after the Discharge of First Priority Claims and subject to the rights of the Grantors under the Second Priority Debt Documents, be paid to the Second Priority Agent for the benefit of the Second Priority Secured Parties pursuant to the terms of the Second Priority Debt Documents, (c) third, after the Discharge of Second Priority Claims and subject to the rights of the Grantors under the Third Priority Debt Documents, be paid to the Third Priority Agent for the benefit of the Third Priority Secured Parties pursuant to the terms of the Third Priority Debt Documents, (d) forth, after the Discharge of Third Priority Claims and subject to the rights of the Grantors under the agreements, instruments and other documents evidencing or governing the Excess Claims, be paid to the Persons that hold Excess Claims pursuant to the terms of such agreements, instruments and other documents, and (e) fifth, if no Excess Claims are outstanding, be paid to the owner of the subject property or as a court of competent jurisdiction may otherwise direct. Until the Discharge of First Priority Claims has occurred, if the Second Priority Agent or any other Second Priority Secured Party or the Third Priority Agent or any other Third Priority Secured Party shall, at any time, receive any proceeds of any such insurance policy or any such award or payment, it shall transfer and pay over such proceeds to the First Priority Agent in accordance with Section 4.02. Following the occurrence of the Discharge of First Priority Claims, but until the Discharge of Second Priority Claims has occurred, if the Third Priority Agent or any other Third Priority Secured Party shall, at any time, receive any proceeds of any such insurance policy or any such award or payment, it shall transfer and pay over such proceeds to the Second Priority Agent in accordance with Section 4.02. Following the occurrence of the Discharge of First Priority Claims, the Discharge of Second Priority Claims, but until the Discharge of Third Priority Claims, if any Person that holds Excess Claims, at any time, receives any proceeds of any such insurance policy or any such award or payment, it shall transfer and pay over such proceeds to the Second Priority Agent in accordance with Section 4.02.

SECTION 3.07. Notification of Release of Collateral. Each of the First Priority Agent, the Second Priority Agent and the Third Priority Agent shall give the other prompt written notice of the Disposition by it of, and Release by it of the Lien on, any Collateral. Such notice shall describe in reasonable detail the subject Collateral, the parties involved in such Disposition or Release, the place, time manner and method thereof, and the consideration, if any, received therefor; provided, however, that the failure to give any such notice shall not in and of itself in any way impair the effectiveness of any such Disposition or Release.

SECTION 3.08. Automatic Release of Liens with respect to Excess Claims. If, after the Discharge of First Priority Claims has occurred, there is a Second

Priority Release or a Third Priority Release, as the case may be, then the Liens securing the Excess Claims on such Collateral, and the obligations of such Guarantor under its guarantee of the Excess Claims, shall be automatically, unconditionally and simultaneously released, and the First Priority Agent shall, for itself and on behalf of the other First Priority Secured Parties, promptly execute and deliver to the Other Priority Agent, the relevant Grantor or such Guarantor such termination statements, releases and other documents as the Other Priority Agent or the relevant Grantor or Guarantor may reasonably request to effectively confirm such release.

ARTICLE IV

Payments

SECTION 4.01. Application of Proceeds. Any Collateral or proceeds thereof received by any Secured Party or any Person that holds Excess Claims in connection with any Disposition of, or collection on, such Collateral upon the enforcement or exercise of any right or remedy (including any right of setoff) shall be applied as follows:

first, to the payment of costs and expenses of the applicable Secured Party in connection with such enforcement or exercise,

second, after all such costs and expenses have been paid in full, to the payment of the First Priority Claims,

third, after all such costs and expenses have been paid in full and the Discharge of First Priority Claims has occurred, to the payment of the Second Priority Claims,

fourth, after all such costs and expenses have been paid in full and the Discharge of Second Priority Claims has occurred, to the payment of the Third Priority Claims, and fourth, after all such costs and expenses have been paid in full, the Discharge of First Priority Claims has occurred, the Discharge of Second Priority Claims has occurred, and the Discharge of Third Priority Claims has occurred, to the payment of any Excess Claims.

After all such costs and expenses have been paid in full, the Discharge of First Priority Claims has occurred, the Discharge of Second Priority Claims has occurred, the Discharge of Third Priority Claims has occurred and all Excess Claims have been paid in full, any surplus Collateral or proceeds then remaining shall be returned to the applicable Grantor or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

SECTION 4.02. Payment Over. (a) So long as the Discharge of First Priority Claims has not occurred, any Collateral or any proceeds thereof (together with assets or proceeds subject to Liens referred to in the final sentence of Section 2.03(a))

received by the Second Priority Agent or any other Second Priority Secured Party or the Third Priority Agent or any other Third Priority Secured Party in connection with any Disposition of, or collection on, such Collateral upon the enforcement or the exercise of any right or remedy (including any right of setoff) with respect to the Collateral, or in connection with any insurance policy claim or any condemnation award (or deed in lieu of condemnation), shall be segregated and held in trust and forthwith transferred or paid over to the First Priority Agent for the benefit of the First Priority Secured Parties in the same form as received, together with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct. Until the Discharge of First Priority Claims occurs, the Second Priority Agent, for itself and on behalf of each other Second Priority Secured Party, and the Third Priority Agent, for itself and on behalf of each other Third Priority Secured Party hereby appoints the First Priority Agent, and any officer or agent of the First Priority Agent, with full power of substitution, the attorney-in-fact of each Second Priority Secured Party and each Third Priority Secured Party for the purpose of carrying out the provisions of this Section 4.02(a) and taking any action and executing any instrument that the First Priority Agent may deem necessary or advisable to accomplish the purposes of this Section 4.02(a), which appointment is irrevocable and coupled with an interest.

(b) (i) So long as the Discharge of First Priority Claims has occurred and the Discharge of Second Priority Claims has not occurred, any Collateral or any proceeds thereof (together with assets or proceeds subject to Liens referred to in the final sentence of Section 2.03(b)) received by Third Priority Agent or any other Third Priority Secured Party in connection with any Disposition of, or collection on, such Collateral upon the enforcement or the exercise of any right or remedy (including any right of setoff) with respect to the Collateral, or in connection with any insurance policy claim or any condemnation award (or deed in lieu of condemnation), shall be segregated and held in trust and forthwith transferred or paid over to the Second Priority Agent for the benefit of the Second Priority Secured Parties in the same form as received, together with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct. Until the Discharge of Second Priority Claims occurs, the Third Priority Agent, for itself and on behalf of each other Third Priority Secured Party hereby appoints the Second Priority Agent, and any officer or agent of the Second Priority Agent, with full power of substitution, the attorney-in-fact of each Third Priority Secured Party for the purpose of carrying out the provisions of this Section 4.02(b) and taking any action and executing any instrument that the Second Priority Agent may deem necessary or advisable to accomplish the purposes of this Section 4.02(b), which appointment is irrevocable and coupled with an interest.

(ii) So long as the Discharge of First Priority Claims and the Discharge of Second Priority Claims have occurred and the Discharge of Third Priority Claims has not occurred, any Collateral or any proceeds thereof (together with assets or proceeds subject to Liens referred to in the final sentence of Section 2.03(b)) received by any Person that holds Excess Claims in connection with any Disposition of, or collection on, such Collateral upon the enforcement or the exercise of any right or remedy (including any right of setoff) with respect to the Collateral, or in connection with any insurance policy claim or any condemnation award (or deed in lieu of condemnation), shall be segregated and held in trust and forthwith transferred or paid over to the Third Priority Agent for the benefit of the Third Priority Secured Parties in the same form as received, together with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct. Until the Discharge of Third Priority Claims occurs, each Person that holds any Excess Claims hereby appoints the Third Priority Agent, and any officer or agent of the Third Priority Agent, with full power of substitution, the attorney-in-fact of each such Person for the purpose of carrying out the provisions of this Section 4.02(b) and taking any action and executing any instrument that the Third Priority Agent may deem necessary or advisable to accomplish the purposes of this Section 4.02(b), which appointment is irrevocable and coupled with an interest.

SECTION 4.03. Certain Agreements with Respect to Unenforceable Liens. (a) Notwithstanding anything to the contrary contained herein, (x) if in any Insolvency or Liquidation Proceeding a determination is made that any First Priority Lien encumbering any Collateral is not enforceable for any reason, then the Second Priority Agent, the Second Priority Secured Parties, the Third Priority Agent and the Third Priority Secured Parties agree that, any distribution or recovery they may receive with respect to, or allocable to, the value of the assets constituting Collateral subject to an enforceable Lien in favor of the Second Priority Secured Parties or the Third Priority Secured Parties or any proceeds thereof shall (for so long as the Discharge of First Priority Claims has not occurred) be segregated and held in trust and forthwith paid over to the First Priority Agent for the benefit of the First Priority Secured Parties in the same form as received without recourse, representation or warranty (other than a representation of the Second Priority Agent that it has not otherwise sold, assigned, transferred or pledged any right, title or interest in and to such distribution or recovery) but with any necessary endorsements or as a court of competent jurisdiction may otherwise direct and (y) after the Discharge of First Priority Claims occurs, if in any Insolvency or Liquidation Proceeding a determination is made that any Second Priority Lien encumbering any Collateral is not enforceable for any reason, then the Third Priority Agent and the Third Priority Secured Parties agree that, any distribution or recovery they may receive with respect to, or allocable to, the value of the assets constituting Collateral subject to an enforceable Lien in favor of the Third Priority Secured Parties or any proceeds thereof shall (for so long as the Discharge of Second Priority Claims has not occurred) be segregated and held in trust and forthwith paid over to the Second Priority Agent for the benefit of the Second Priority Secured Parties in the same form as received without recourse, representation or warranty (other than a representation of the Third Priority Agent that it has not otherwise sold, assigned, transferred or pledged any right, title or interest in and to such distribution or recovery) but with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. Until the Discharge of First Priority Claims occurs, the Second Priority Agent, for itself and on behalf of each other Second Priority Secured Party, and the Third Priority Agent, for itself and on behalf of each other Third Priority Secured Party, hereby appoints the First Priority Agent, and any officer or agent of the First Priority Agent, with full power of substitution, the attorney-in-fact of each Second Priority Secured Party and each Third Priority Secured Party for the limited purpose of carrying out the provisions of this Section 4.03(a) and taking any action and executing any instrument that the First Priority Agent may deem necessary or advisable to accomplish the purposes of this Section 4.03(a), which appointment is irrevocable and coupled with an interest. After the Discharge of First Priority Claims occurs, and until the Discharge of Second Priority Claims, the Third Priority Agent, for itself and on behalf of each other Third Priority Secured Party, hereby appoints the Second Priority Agent, and any officer or agent of the Second Priority Agent, with full power of substitution, the attorney-in-fact of each Third Priority Secured Party for the limited purpose of carrying out the provisions of this Section 4.03(a) and taking any action and executing any instrument that the Second Priority Agent may deem necessary or advisable to accomplish the purposes of this Section 4.03(a), which appointment is irrevocable and coupled with an interest.

(b) Notwithstanding anything to the contrary contained herein, if in any Insolvency or Liquidation Proceeding a determination is made that any Lien encumbering any Collateral is not enforceable for any reason, then Persons holding any Excess Claims agree that, any distribution or recovery they may receive with respect to, or allocable to, the value of the assets intended to constitute such Collateral or any proceeds thereof shall, (i) (for so long as so long as the Discharge of First Priority Claims has occurred and the Discharge of Second Priority Claims has not occurred) be segregated and held in trust and forthwith paid over to the Second Priority Agent for the benefit of the Second Priority Secured Parties in the same form as received without recourse, representation or warranty (other than a representation of any such Person that it has not otherwise sold, assigned, transferred or pledged any right, title or interest in and to such distribution or recovery) but with any necessary endorsements or as a court of competent jurisdiction may otherwise direct, and after the Discharge of First Priority Claims has occurred and until the Discharge of Second Priority Claims occurs, each Person holding Excess Claims, hereby appoints the Second Priority Agent, and any officer or agent of the Second Priority Agent, with full power of substitution, the attorney-in-fact of such Person for the limited purpose of carrying out the provisions of this Section 4.03(b) and taking any action and executing any instrument that the First Priority Agent may deem necessary or advisable to accomplish the purposes of this Section 4.03(b), which appointment is irrevocable and coupled with an interest; and (ii) (for so long as so long as the Discharge of Second Priority Claims has occurred and the Discharge of Third Priority Claims has not occurred) be segregated and held in trust and forthwith paid over to the Third Priority Agent for the benefit of the Third Priority Secured Parties in the same form as received without recourse, representation or warranty (other than a representation of any such Person that it has not otherwise sold, assigned, transferred or pledged any right, title or interest in and to such distribution or recovery) but with any necessary endorsements or as a court of competent jurisdiction may otherwise direct, and after the Discharge of Second Priority Claims has occurred and until the Discharge of Third Priority Claims occurs, each Person holding Excess Claims, hereby appoints the Third Priority Agent, and any officer or agent of the Third Priority Agent, with full power of substitution, the attorney-in-fact of such Person for the limited purpose of carrying out the provisions of this Section 4.03(b) and taking any action and executing any instrument that the Second Priority Agent may deem necessary or advisable to accomplish the purposes of this Section 4.03(b), which appointment is irrevocable and coupled with an interest.

ARTICLE V

Bailment for Perfection of Certain Security Interests

(a) The Controlling Agent agrees that if it shall at any time hold a First Priority Lien or a Second Priority Lien, as the case may be, on any Collateral that can be perfected or the priority of which can be enhanced by the possession or control of such Collateral or of any account in which such Collateral is held, and if such Collateral or any such account is in fact in the possession or under the control of the Controlling Agent, or of agents or bailees of the Controlling Agent (such Collateral being referred to herein as the “Pledged or Controlled Collateral”), the Controlling Agent shall, solely for the purpose of perfecting the Other Priority Liens and subject to the terms and conditions of this Article V, also (i) hold and/or maintain control of such Pledged or Controlled Collateral as gratuitous bailee for and representative (as defined in Section 1-201(35) of the Uniform Commercial Code as in effect in the State of New York) of, or as agent for, the Other Priority Agents, (ii) with respect to any securities accounts included in the Collateral, have “control” (within the meaning of Section 8-106(d)(3) of the UCC) of such securities accounts on behalf of the Other Priority Agents and (iii) with respect to any deposit accounts included in the Collateral, act as agent for the Other Priority Agents and any assignee.

(b) The Controlling Agent shall be entitled to deal with the Pledged or Controlled Collateral in accordance with the terms of this Agreement and the other applicable Debt Documents as if the Other Priority Liens did not exist. The obligations and responsibilities of the Controlling Agent to the Other Priority Agents and the Other Priority Secured Parties under this Article V shall be limited solely to holding or controlling the Pledged or Controlled Collateral as gratuitous bailee and representative (as defined in Section 1-201(35) of the Uniform Commercial Code as in effect in the State of New York) in accordance with this Article V. Without limiting the foregoing, the Controlling Agent shall have no obligation or responsibility to ensure that any Pledged or Controlled Collateral is genuine or owned by any of the Grantors. The Controlling Agent acting pursuant to this Article V shall not, by reason of this Agreement, any other Security Document or any other document, have a fiduciary relationship in respect of any Other Priority Secured Party.

(c) Upon the Discharge of First Priority Claims or the Discharge of Second Priority Claims, as applicable, the Controlling Agent shall transfer the possession and control of the Pledged or Controlled Collateral, together with any necessary endorsements but without recourse or warranty, (i) if the Second Priority Claims are outstanding at such time, to the Second Priority Agent, (ii) if no Second Priority Claims are outstanding at such time and any Third Priority Claims are outstanding at such time, to the Third Priority Agent, (iii) if no Second Priority Claims or Third Priority Claims are outstanding at such time and any Excess Claims are outstanding at such time, to the Persons holding such Excess Claims, and (iv) if no Second Priority Claims, no Third Priority Claims, and no Excess Claims are outstanding at such time, to the applicable Grantor, in each case so as to allow such Person to obtain possession and control of such Pledged or Controlled Collateral. In connection with any transfer under clause (i) of the immediately preceding sentence, the Controlling Agent agrees, at the expense of the Grantors, to take all actions in its power as shall be reasonably requested by the successor Controlling Agent to permit such successor Controlling Agent to obtain, for the benefit of the Other Priority Secured Parties, a first priority security interest in the Pledged or Controlled Collateral.

ARTICLE VI

Insolvency or Liquidation Proceedings

SECTION 6.01. Finance and Sale Matters. (a) Until the Discharge of First Priority Claims has occurred, the Second Priority Agent, for itself and on behalf of the other Second Priority Secured Parties, and the Third Priority Agent, for itself and on behalf of the other Third Priority Secured Parties, agrees that, in the event of any Insolvency or Liquidation Proceeding, the Second Priority Secured Parties and the Third Priority Secured Parties:

(i) will not oppose or object to the use of any Collateral constituting cash collateral under Section 363 of the Bankruptcy Code, or any comparable provision of any other Bankruptcy Law, unless the First Priority Secured Parties, or a representative authorized by the First Priority Secured Parties, shall oppose or object to such use of cash collateral;

(ii) (A) will not oppose or object to any post-petition financing provided to any Grantor, whether provided by the First Priority Secured Parties or any other Person, under Section 364 of the Bankruptcy Code, or any comparable provision of any other Bankruptcy Law (a “First DIP Financing”), or the Liens securing any First DIP Financing (“First DIP Financing Liens”), unless the First Priority Secured Parties, or a representative authorized by the First Priority Secured Parties, shall then oppose or object to such First DIP Financing or such First DIP Financing Liens, and, to the extent that such First DIP Financing Liens are senior to, or rank pari passu with, the First Priority Liens on the Collateral, or the First Priority Claims are (x) included as obligations under such First DIP Financing or (y) are repaid with proceeds of the First DIP Financing, the Second Priority Agent will, for itself and on behalf of the other Second Priority Secured Parties, subordinate the Second Priority Liens on the Collateral and the Third Priority Agent will, for itself and on behalf of the other Third Priority Secured Parties, subordinate the Third Priority Liens on the Collateral, in each case, to the First Priority Liens on the Collateral, if applicable, and to the First DIP Financing Liens (including if the First Priority Claims are (x) included as obligations under such First DIP Financing or (y) are repaid with proceeds of the First DIP Financing) on the terms of this Agreement (and each Person holding any Excess Claims will subordinate its Liens securing such Excess Claims to the Third Priority Claims, the Second Priority Claims, the First Priority Liens and the First DIP Financing Liens on the terms of this Agreement); and (B) will not propose any First DIP Financing to any Grantor.

Notwithstanding anything to the contrary, the Second Priority Secured Parties and the Third Priority Secured Parties retain their rights under the Bankruptcy Code to make post-petition financing proposals and such proposals shall not be deemed to be an objection to any other First DIP Financing proposals so long as (x) any court order approving such post-petition financing requires that the First Priority Claims be paid in full in cash as a condition to such post-petition financing, and (y) the First Priority Claims are paid in full in cash on the date of such post-petition financing, which date shall be no later than 10 days after the date on which such post-petition financing is approved by the court in which such Insolvency or Liquidation Proceeding is pending;

(iii) except to the extent permitted by paragraph (c) of this Section 6.01, in connection with the use of cash collateral as described in clause (i) above or a First DIP Financing, will not request adequate protection with respect to any Collateral or any other relief in connection with such use of cash collateral, First DIP Financing or First DIP Financing Liens; and

(iv) will not oppose or object to any Disposition of any Collateral free and clear of the Second Priority Liens, the Third Priority Liens or other claims under Section 363 of the Bankruptcy Code, or any comparable provision of any other Bankruptcy Law, if the First Priority Secured Parties, or a representative authorized by the First Priority Secured Parties, shall consent to such Disposition.

(b) After the Discharge of First Priority Claims and until the Discharge of Second Priority Claims, the Third Priority Agent, for itself and on behalf of the other Third Priority Secured Parties, agrees that, in the event of any Insolvency or Liquidation Proceeding, the Third Priority Secured Parties and the Third Priority Secured Parties:

(i) will not oppose or object to the use of any Collateral constituting cash collateral under Section 363 of the Bankruptcy Code, or any comparable provision of any other Bankruptcy Law, unless the Second Priority Secured Parties, or a representative authorized by the Second Priority Secured Parties, shall oppose or object to such use of cash collateral;

(ii) (A) will not oppose or object to any post-petition financing provided to any Grantor, whether provided by the Second Priority Secured Parties or any other Person, under Section 364 of the Bankruptcy Code, or any comparable provision of any other Bankruptcy Law (a “Second DIP Financing”), or the Liens securing any Second DIP Financing (“Second DIP Financing Liens”), unless the Second Priority Secured Parties, or a representative authorized by the Second Priority Secured Parties, shall then oppose or object to such Second DIP Financing or such Second DIP Financing Liens, and, to the extent that such Second DIP Financing Liens are senior to, or rank pari passu with, the Second Priority Liens on the Collateral, or the Second Priority Claims are (x) included as obligations under such Second DIP Financing or (y) are repaid with proceeds of the Second DIP Financing, the Third Priority Agent will, for itself and on behalf of the other Third Priority Secured Parties, subordinate the Third Priority Liens on the

Collateral to the Second Priority Liens on the Collateral, if applicable, and to the Second DIP Financing Liens (including if the Second Priority Claims are (x) included as obligations under such Second DIP Financing or (y) are repaid with proceeds of the Second DIP Financing) on the terms of this Agreement (and each Person holding any Excess Claims will subordinate its Liens securing such Excess Claims to the Third Priority Claims, the Second Priority Claims, and the Second DIP Financing Liens on the terms of this Agreement); and (B) will not propose any Second DIP Financing to any Grantor. Notwithstanding anything to the contrary, the Third Priority Secured Parties retain their rights under the Bankruptcy Code to make post-petition financing proposals and such proposals shall not be deemed to be an objection to any other Second DIP Financing proposals so long as (x) any court order approving such post-petition financing requires that the Second Priority Claims be paid in full in cash as a condition to such post-petition financing, and (y) the Second Priority Claims are paid in full in cash on the date of such post-petition financing, which date shall be no later than 10 days after the date on which such post-petition financing is approved by the court in which such Insolvency or Liquidation Proceeding is pending;

(iii) except to the extent permitted by paragraph (c) of this Section 6.01, in connection with the use of cash collateral as described in clause (i) above or a Second DIP Financing, will not request adequate protection with respect to any Collateral or any other relief in connection with such use of cash collateral, Second DIP Financing or Second DIP Financing Liens; and

(iv) will not oppose or object to any Disposition of any Collateral free and clear of the Third Priority Liens, or other claims under Section 363 of the Bankruptcy Code, or any comparable provision of any other Bankruptcy Law, if the Second Priority Secured Parties, or a representative authorized by the Second Priority Secured Parties, shall consent to such Disposition.

(c) (i) The Second Priority Agent, for itself and on behalf of the other Second Priority Secured Parties, and the Third Priority Agent, for itself and on behalf of the other Third Priority Secured Parties, agrees that no Second Priority Secured Party or Third Priority Secured Party shall contest, or support any other Person in contesting, (x) any request by the First Priority Agent or any other First Priority Secured Party for adequate protection in respect of any First Priority Claims or (y) any objection, based on a claim of a lack of adequate protection with respect of any First Priority Claims, by the First Priority Agent or any other First Priority Secured Party to any motion, relief, action or proceeding. Notwithstanding the immediately preceding sentence, if, in connection with any First DIP Financing or use of cash collateral, (A) any First Priority Secured Party is granted adequate protection in the form of a Lien on additional collateral, the Second Priority Agent may, for itself and on behalf of the other Second Priority Secured Parties and the Third Priority Agent may, for itself and on behalf of the other Third Priority Secured Parties, seek or request adequate protection in the form of a Lien on such additional collateral, which Lien will be subordinated to the First Priority Liens (and to the Second Priority Liens, in the case of the Third Priority Claims) and First DIP Financing Liens on the same basis as the other Second Priority Liens and the Third Priority Liens are subordinated to the First Priority Liens (or to the Second Priority Liens, in the case of the

Third Priority Claims) under this Agreement, (B) any Second Priority Secured Party is granted adequate protection in the form of a Lien on additional collateral, the First Priority Agent shall, for itself and on behalf of the other First Priority Secured Parties, be granted adequate protection in the form of a Lien on such additional collateral as security for the First Priority Claims that is senior to such Second Priority Lien on the same basis as the other Second Priority Liens are subordinated to the First Priority Liens and senior to the Third Priority Liens under this Agreement, and (C) any Third Priority Secured Party is granted adequate protection in the form of a Lien on additional collateral, the First Priority Agent will, for itself and on behalf of the other First Priority Secured Parties and the Second Priority Agent will, for itself and on behalf of the other Second Priority Secured Parties, be granted adequate protection in the form of a Lien on such additional collateral that is senior to such Third Priority Lien as security for the First Priority Claims and the Second Priority Claims, as the case may be, on the same basis as the other Third Priority Liens are subordinated to the First Priority Liens and the Second Priority Liens under this Agreement.

(ii) After the Discharge of First Priority Claims, the Third Priority Agent, for itself and on behalf of the other Third Priority Secured Parties, will agree that no Third Priority Secured Party, as the case may be, may contest, or support any other Person in contesting, (x) any request by the Second Priority Agent or any other Second Priority Secured Party for adequate protection in respect of any Second Priority Claims or (y) any objection, based on a claim of a lack of adequate protection with respect of any Second Priority Claims, by the Second Priority Agent or any other Second Priority Secured Party to any motion, relief, action or proceeding. Notwithstanding the immediately preceding sentence, if, in connection with any Second DIP Financing or use of cash collateral, (A) any Second Priority Secured Party is granted adequate protection in the form of a Lien on additional collateral, the Third Priority Agent may, for itself and on behalf of the other Third Priority Secured Parties, seek or request adequate protection in the form of a Lien on such additional collateral, which Lien will be subordinated to the Second Priority Liens and Second DIP Financing Liens on the same basis as the other Third Priority Liens are subordinated to the Second Priority Liens under this Agreement and (B) any Third Priority Secured Party is granted adequate protection in the form of a Lien on additional collateral, the Second Priority Agent will, for itself and on behalf of the other Second Priority Secured Parties, be granted adequate protection in the form of a Lien on such additional collateral as security for the Second Priority Claims that is senior to such Third Priority Lien on the same basis as the other Third Priority Liens are subordinated to the Second Priority Liens.

(d) Notwithstanding the foregoing, the applicable provisions of Section 6.01(a) and (c) above shall only be binding on the Second Priority Secured Parties and the Third Priority Secured Parties with respect to any First DIP Financing to the extent the principal amount of such First DIP Financing, when taken together with the aggregate principal amount of the First Priority Claims (which, in each case, for the avoidance of doubt shall not include any First Priority Claims of the type described in clause (b) or (c) of the first paragraph of the definition thereof), does not exceed the sum of (i) the Maximum First Priority Indebtedness Amount, and (ii) $5,000,000.

(e) Notwithstanding the foregoing, the applicable provisions of Section 6.01(b) and (c) above shall only be binding on the Third Priority Secured Parties with respect to any Second DIP Financing to the extent the principal amount of such Second DIP Financing, when taken together with the aggregate principal amount of the Second Priority Claims and any First Priority Claims (which, in each case, for the avoidance of doubt shall not include any First Priority Claims of the type described in clause (b) or (c) of the first paragraph of the definition thereof), does not exceed the sum of (i) the Maximum Second Priority Indebtedness Amount, (ii) the Maximum First Priority Indebtedness Amount, and (iii) $5,000,000.

SECTION 6.02. Relief from the Automatic Stay. The Second Priority Agent, for itself and on behalf of the other Second Priority Secured Parties and the Third Priority Agent, for itself and on behalf of the other Third Priority Secured Parties, each agrees that, so long as the Discharge of First Priority Claims has not occurred, no Second Priority Secured Party or Third Priority Secured Party shall, without the prior written consent of the First Priority Agent, seek or request relief from or modification of the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of any part of the Collateral, any proceeds thereof or any Second Priority Lien or Third Priority Lien on the Collateral. After the Discharge of First Priority Claims, the Third Priority Agent, for itself and on behalf of the other Third Priority Secured Parties will each agree that, so long as the Discharge of Second Priority Claims has not occurred, no Third Priority Secured Party shall, without the prior written consent of the Second Priority Agent, seek or request relief from or modification of the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of any part of the Collateral, any proceeds thereof or any Third Priority Lien on the Collateral.

SECTION 6.03. Reorganization Securities. If, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed, pursuant to a plan of reorganization or similar dispositive restructuring plan, on account of the First Priority Claims, the Second Priority Claims, the Third Priority Claims, and any Excess Claims, then, to the extent the debt obligations distributed on account of the First Priority Claims, on account of the Second Priority Claims, on account of the Third Priority Claims, and on account of any Excess Claims are secured by Liens upon the same assets or property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.

SECTION 6.04. Post-Petition Interest. (a) The Second Priority Agent, for itself and on behalf of the other Second Priority Secured Parties, and the Third Priority Agent, for itself and on behalf of the other Third Priority Secured Parties, each agrees that no Second Priority Secured Party or Third Priority Secured Party shall oppose or seek to challenge any claim by the First Priority Agent or any other First Priority Secured Party for allowance in any Insolvency or Liquidation Proceeding of First Priority Claims consisting of post-petition interest, fees or expenses to the extent of the value of the First Priority Liens (it being understood and agreed that such value shall be determined without regard to the existence of the Second Priority Liens or Third Priority Liens on the Collateral).

(b) The First Priority Agent, for itself and on behalf of the other First Priority Secured Parties, agrees that the Second Priority Agent or any other Second Priority Secured Party or the Third Priority Agent or any Third Priority Secured Party may make a claim for allowance in any Insolvency or Liquidation Proceeding of Second Priority Claims or Third Priority Claims consisting of post-petition interest, fees or expenses to the extent of the value of the Second Priority Liens or Third Priority Liens; provided, however, that (i) if the First Priority Secured Parties shall have made any such claim, such claim (A) shall have also have been approved or (B) shall have been approved prior to, or will be approved contemporaneous with, the approval of any such claim by any Second Priority Secured Party or any Third Priority Secured Party and (ii) each First Priority Secured Party may oppose or seek to challenge any such claim.

(c) After the Discharge of First Priority Claims, the Third Priority Agent, for itself and on behalf of the other Third Priority Secured Parties agree that no Third Priority Secured Party, shall oppose or seek to challenge any claim by the Second Priority Agent or any other Second Priority Secured Party for allowance in any insolvency or liquidation proceeding of Second Priority Claims consisting of post-petition interest, fees or expenses to the extent of the value of the Second Priority Liens (it being understood and agreed that such value will be determined without regard to the existence of the Third Priority Liens on the Collateral). The Second Priority Agent, for itself and on behalf of the other Second Priority Secured Parties, agree that the Third Priority Agent of any other Third Priority Secured Party may make a claim for allowance in any insolvency or liquidation proceeding of Third Priority Claims consisting of post-petition interest, fees or expenses to the extent of the value of the Third Priority Claims; provided, however, that (i) if the Second Priority Secured Parties shall have made any such claim, such claim (A) shall have also have been approved or (B) will be approved contemporaneous with the approval of any such claim by any Third Priority Secured Party and (ii) each Second Priority Secured Party may oppose or seek to challenge any such claim.

SECTION 6.05. Certain Waivers by the Second Priority Secured Parties and the Third Priority Secured Parties. The Second Priority Agent, for itself and on behalf of the other Second Priority Secured Parties, and the Third Priority Agent, for itself and on behalf of the other Third Priority Secured Parties, waives any claim any Second Priority Secured Party or any Third Priority Secured Party may hereafter have against any First Priority Secured Party arising out of (a) the election by any First Priority Secured Party of the application of Section 1111(b)(2) of the Bankruptcy Code, or any comparable provision of any other Bankruptcy Law, or (b) any use of cash collateral or financing arrangement, or any grant of a security interest in the Collateral, in any Insolvency or Liquidation Proceeding. After the Discharge of First Priority Claims, the Third Priority Agent, for itself and on behalf of the other Third Priority Secured Parties, waives any claim any Third Priority Secured Party may hereafter have against any Second Priority Secured Party arising out of (x) the election by any Second Priority Secured Party of the application of Section 1111(b)(2) of the Bankruptcy Code, or any comparable provision of any other Bankruptcy Law, or (y) any use of cash collateral or financing arrangement, or any grant of a security interest in the Collateral, in any Insolvency or Liquidation Proceeding.

SECTION 6.06. Certain Voting Matters. Each of the First Priority Agent, on behalf of the First Priority Secured Parties, the Second Priority Agent on behalf of the Second Priority Secured Parties, and the Third Priority Agent on behalf of the Third Priority Secured Parties, agrees that, without the written consent of the other, it will not seek to vote with the other as a single class in connection with any plan of reorganization in any Insolvency or Liquidation Proceeding. Except as provided in this Section 6.06, nothing in this Agreement is intended, or shall be construed, to limit the ability of the Second Priority Agent, the Second Priority Secured Parties, the Third Priority Agent or the Third Priority Secured Parties to vote on any plan of reorganization that maintains the lien subordination provisions of this Agreement or of either the First Priority Secured Parties, the Second Priority Secured Parties, or the Third Priority Secured Parties to contest any plan of reorganization that does not maintain the lien subordination provisions of this Agreement.

ARTICLE VII

Other Agreements

SECTION 7.01. Matters Relating to Debt Documents. Each of the Company and Second Priority Agent agrees that the Second Priority Debt Agreement and each Second Priority Security Document shall contain the applicable provisions set forth on Annex I hereto, or similar provisions approved by the First Priority Agent, which approval shall not be unreasonably withheld or delayed. Each of the Company and the Second Priority Agent further agrees that each Second Priority Mortgage covering any Collateral shall contain such other language as the First Priority Agent may reasonably request to reflect the subordination of such Second Priority Mortgage to the First Priority Security Document covering such Collateral pursuant to this Agreement.

(b) Each of the Company and the Third Priority Agent agrees that the Third Priority Debt Agreement and each Third Priority Security Document shall contain the applicable provisions set forth on Annex I hereto, or similar provisions approved by the First Priority Agent, which approval shall not be unreasonably withheld or delayed. Each of the Company and the Third Priority Agent further agrees that each Third Priority Mortgage covering any Collateral shall contain such other language as the First Priority Agent may reasonably request to reflect the subordination of such Second Priority Mortgage to the First Priority Security Document covering such Collateral pursuant to this Agreement.

SECTION 7.02. Effect of Refinancing of Indebtedness under First Priority Debt Documents. If, substantially contemporaneously with the Discharge of First Priority Claims, the Grantors Refinance Indebtedness outstanding under the First Priority Debt Documents and provided that (a) such Refinancing is permitted hereby and (b) the Company gives to the Second Priority Agent and the Third Priority Agent written notice (the “Refinancing Notice”) electing the application of the provisions of this

Section 7.02 to such Refinancing Indebtedness, then (i) such Discharge of First Priority Claims shall automatically be deemed not to have occurred for all purposes of this Agreement, (ii) such Refinancing Indebtedness and all other obligations under the documents evidencing such Indebtedness (the “New First Priority Claims”) shall automatically be treated as First Priority Claims for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, (iii) the Debt Agreement and the other documents evidencing such Refinancing Indebtedness (the “New First Priority Debt Documents”) shall automatically be treated as the First Priority Debt Agreement and the First Priority Debt Documents and, in the case of New First Priority Debt Documents that are security documents pursuant to which any Grantor has granted a Lien to secure any New First Priority Claim, as the First Priority Security Documents for all purposes of this Agreement, (iv) the collateral agent under the New First Priority Debt Documents (the “New First Priority Agent”) shall be deemed to be the First Priority Agent for all purposes of this Agreement and (v) the lenders under the New First Priority Debt Documents shall be deemed to be the First Priority Creditors for all purposes of this Agreement. Upon receipt of a Refinancing Notice, which notice shall include the identity of the New First Priority Agent, the Second Priority Agent and the Third Priority Agent shall promptly enter into such documents and agreements (including amendments or supplements to this Agreement) as the Company or such New First Priority Agent may reasonably request in order to provide to the New First Priority Agent the rights and powers contemplated hereby, in each case consistent in all material respects with the terms of this Agreement. The Company shall cause the agreement, document or instrument pursuant to which the New First Priority Agent is appointed to provide that the New First Priority Agent agrees to be bound by the terms of this Agreement. In furtherance of Section 2.03, if the New First Priority Claims are secured by assets of the Grantors that do not also secure the Second Priority Claims and the Third Priority Claims, the applicable Grantors shall promptly grant a Second Priority Lien and a Third Priority Lien on such assets to secure the Second Priority Claims and the Third Priority Claims.

SECTION 7.03. No Waiver by First Priority Secured Parties. Other than with respect to the Second Priority Permitted Actions on the Third Priority Permitted Actions, nothing contained herein shall prohibit or in any way limit the First Priority Agent or any other First Priority Secured Party from opposing, challenging or objecting to, in any Insolvency or Liquidation Proceeding or otherwise, any action taken, or any claim made, by the Second Priority Agent, any other Second Priority Secured Party, the Third Priority Agent or any other Third Priority Secured Party including any request by the Second Priority Agent, any other Second Priority Secured Party, the Third Priority Agent or any other Third Priority Secured Party for adequate protection or any exercise by the Second Priority Agent, any other Second Priority Secured Party, the Third Priority Agent or any other Third Priority Secured Party of any of its rights and remedies under the Second Priority Debt Documents, the Third Priority Debt Documents or otherwise.

SECTION 7.04. Reinstatement. If, in any Insolvency or Liquidation Proceeding or otherwise, all or part of any payment with respect to (a) the First Priority Claims previously made shall be rescinded for any reason whatsoever, then the First Priority Claims shall be reinstated to the extent of the amount so rescinded and, if theretofore terminated, this Agreement shall be reinstated in full force and effect and such prior termination shall not diminish, release, discharge, impair or otherwise affect the Lien priorities and the relative rights and obligations of the First Priority Secured Parties, the Second Priority Secured Parties and the Third Priority Secured Parties provided for herein, (b) the Second Priority Claims previously made shall be rescinded for any reason whatsoever and the Discharge of First Priority Claims shall, subject to (for the avoidance of doubt) the immediately preceding clause (a), have occurred, then the Second Priority Claims shall be reinstated to the extent of the amount so rescinded and, if theretofore terminated, this Agreement shall be reinstated in full force and effect and such prior termination shall not diminish, release, discharge, impair or otherwise affect the Lien priorities and the relative rights and obligations of the Second Priority Secured Parties, the Third Priority Secured Parties, and any Person that holds Excess Claims provided for herein solely with respect to any Excess Claims and for the avoidance of doubt, not with respect to any First Priority Claims, and (c) the Third Priority Claims previously made shall be rescinded for any reason whatsoever and the Discharge of First Priority Claims and the Discharge of Second Priority Claims shall, subject to (for the avoidance of doubt) the immediately preceding clauses (a) and (b), have occurred, then the Third Priority Claims shall be reinstated to the extent of the amount so rescinded and, if theretofore terminated, this Agreement shall be reinstated in full force and effect and such prior termination shall not diminish, release, discharge, impair or otherwise affect the Lien priorities and the relative rights and obligations of the Third Priority Secured Parties and any Person that holds Excess Claims provided for herein solely with respect to any Excess Claims and for the avoidance of doubt, not with respect to any First Priority Claims or Second Priority Claims.

SECTION 7.05. Authorization of Collateral Agents. By accepting the benefits of this Agreement and the other First Priority Security Documents, each First Priority Secured Party hereby (a) authorizes the First Priority Agent to enter into this Agreement and to act on its behalf as collateral agent hereunder and in connection herewith and (b) agrees to be bound to the terms hereof to the extent that it holds any Excess Claims. By accepting the benefits of this Agreement and the other Second Priority Security Documents, each Second Priority Secured Party hereby authorizes the Second Priority Agent to enter into this Agreement and to act on its behalf as collateral agent hereunder and in connection herewith. By accepting the benefits of this Agreement and the other Third Priority Security Documents, each Third Priority Secured Party hereby authorizes the Third Priority Agent to enter into this Agreement and to act on its behalf as collateral agent hereunder and in connection herewith.

SECTION 7.06. Further Assurances. Each of the First Priority Agent, for itself and on behalf of the other First Priority Secured Parties, the Second Priority Agent, for itself and on behalf of the other Second Priority Secured Parties, the Third Priority Agent, for itself and on behalf of the other Third Priority Secured Parties, each Person that holds any Excess Claims, and each Grantor party hereto, for itself and on behalf of its subsidiaries, agrees that it will execute, or will cause to be executed, any and all further documents, agreements and instruments, and take all such further actions, as may be required under any applicable law, or which the First Priority Agent, the Second Priority Agent, or the Third Priority Agent may reasonably request, to effectuate the terms of this Agreement, including the relative Lien priorities provided for herein.

ARTICLE VIII

Representations and Warranties

SECTION 8.01. Representations and Warranties of Each Party. Each party hereto represents and warrants to the other parties hereto as follows:

(a) Such party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to execute and deliver this Agreement and perform its obligations hereunder.

(b) This Agreement has been duly executed and delivered by such party and constitutes a legal, valid and binding obligation of such party, enforceable in accordance with its terms.

(c) The execution, delivery and performance by such party of this Agreement (i) do not require any consent or approval of, registration or filing with or any other action by any governmental authority (except as contemplated hereby) and (ii) will not violate any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or by-laws of such party or any order of any governmental authority or any provision of any indenture, agreement or other instrument applicable to or binding upon such party.

SECTION 8.02. Representations and Warranties of Each Collateral Agent. Each Collateral Agent represents and warrants to the other parties hereto that it has been authorized by the Secured Parties under and as defined in the First Priority Debt Agreement, the Second Priority Security Agreement, or the Third Priority Debt Agreement, as applicable, to enter into this Agreement.

ARTICLE IX

No Reliance; No Liability; Obligations Absolute

SECTION 9.01. No Reliance; Information. The First Priority Secured Parties, the Second Priority Secured Parties and the Third Priority Secured Parties shall have no duty to disclose to any Third Priority Secured Party, to any Second Priority Secured Party or to any First Priority Secured Party, respectively, any information relating to the Company or any of the Grantors, or any other circumstance bearing upon the risk of nonpayment of any of the First Priority Claims, the Second Priority Claims, or the Third Priority Claims, as the case may be, that is known or becomes known to any of them or any of their Affiliates. In the event any First Priority Secured Party, any Second Priority Secured Party, or any Third Priority Secured Party, in its sole discretion, undertakes at any time or from time to time to provide any such information to, respectively, any Third Priority Secured Party, any Second Priority Secured Party or any First Priority Secured Party, it shall be under no obligation (i) to make, and shall not make or be deemed to have made, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of the information so provided, (ii) to provide any additional information or to provide any such information on any subsequent occasion or (iii) to undertake any investigation.

SECTION 9.02. No Warranties or Liability. (a) The First Priority Agent, for itself and on behalf of the other First Priority Secured Parties, acknowledges and agrees that, except for the representations and warranties set forth in Article VIII, none of the Second Priority Agent, any other Second Priority Secured Party, the Third Priority Agent or any other Third Priority Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Second Priority Debt Documents, the Third Priority Debt Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. The Second Priority Agent, for itself and on behalf of the other Second Priority Secured Parties, acknowledges and agrees that, except for the representations and warranties set forth in Article VIII, none of the First Priority Agent, any other First Priority Secured Party, the Third Priority Agent or any other Third Priority Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the First Priority Debt Documents, the Third Priority Debt Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. The Third Priority Agent, for itself and on behalf of the other Third Priority Secured Parties, acknowledges and agrees that, except for the representations and warranties set forth in Article VIII, none of the First Priority Agent, any other First Priority Secured Party, the Second Priority Agent or any other Second Priority Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the First Priority Debt Documents, the Second Priority Debt Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon.

(b) The Second Priority Agent and the other Second Priority Secured Parties shall have no express or implied duty to the First Priority Agent, any other First Priority Secured Party, the Third Priority Agent or any other Third Priority Secured Party, the First Priority Agent and the other First Priority Secured Parties shall have no express or implied duty to the Second Priority Agent, any other Second Priority Secured Party, the Third Priority Agent or any other Third Priority Secured Party, and the Third Priority Agent and the other Third Priority Secured Parties shall have no express or implied duty to the Second Priority Agent, any the other Second Priority Secured Party, the First Priority Agent or any other First Priority Secured Party to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of a default or an event of default under any First Priority Debt Document, any Second Priority Debt Document, or any Third Priority Debt Document (other than, in each case, this Agreement), regardless of any knowledge thereof which they may have or be charged with.

(c) The Second Priority Agent, for itself and on behalf of the other Second Priority Secured Parties, agrees no First Priority Secured Party or Third Priority Secured Party shall have any liability to the Second Priority Agent or any other Second Priority Secured Party, and hereby waives any claim against any First Priority Secured Party, or Third Priority Secured Party arising out of any and all actions which the First Priority Agent, the other First Priority Secured Parties, the Third Priority Agent or the other Third Priority Secured Parties may take or permit or omit to take with respect to (i) the First Priority Debt Documents or the Third Priority Debt Documents (other than this Agreement), (ii) the collection of the First Priority Claims or the Third Priority Claims, or (iii) the maintenance of, the preservation of, the foreclosure upon or the Disposition of any Collateral.

(d) The Third Priority Agent, for itself and on behalf of the other Third Priority Secured Parties, agrees no First Priority Secured Party or Second Priority Secured Party shall have any liability to the Third Priority Agent or any other Third Priority Secured Party, and hereby waives any claim against any First Priority Secured Party, or Second Priority Secured Party arising out of any and all actions which the First Priority Agent, the other First Priority Secured Parties, the Second Priority Agent or the other Second Priority Secured Parties may take or permit or omit to take with respect to (i) the First Priority Debt Documents or the Second Priority Debt Documents (other than this Agreement), (ii) the collection of the First Priority Claims or the Second Priority Claims, or (iii) the maintenance of, the preservation of, the foreclosure upon or the Disposition of any Collateral.

SECTION 9.03. Obligations Absolute. The Lien priorities provided for herein and the respective rights, interests, agreements and obligations hereunder of the First Priority Agent and the other First Priority Secured Parties, the Second Priority Agent and the other Second Priority Secured Parties and the Third Priority Agent and the other Third Priority Secured Parties shall remain in full force and effect irrespective of:

(a) any lack of validity or enforceability of any Debt Document;

(b) any change in the time, place or manner of payment of, or in any other term of (including, subject to the limitations set forth in Section 7.01(a), the Refinancing of), all or any portion of the First Priority Claims, it being specifically acknowledged that a portion of the First Priority Claims consists or may consist of Indebtedness that is revolving in nature, and the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed;

(c) any change in the time, place or manner of payment of, or, subject to the limitations set forth in Section 7.01(a), in any other term of, all or any portion of the First Priority Claims;

(d) any amendment, waiver or other modification, whether by course of conduct or otherwise, of any Debt Document;

(e) the securing of any First Priority Claims, Second Priority Claims, or Third Priority Claims with any additional collateral or guarantees, or any exchange, release, voiding, avoidance or non-perfection of any security interest in any Collateral or any other collateral or any release of any guarantee securing any First Priority Claims, Second Priority Claims, or Third Priority Claims;

(f) the commencement of any Insolvency or Liquidation Proceeding or Liquidation Sale in respect of the Company or any other Grantor; or

(g) any other circumstances that otherwise might constitute a defense available to, or a discharge of, the Company or any other Grantor in respect of the First Priority Claims or this Agreement, any of the Second Priority Secured Parties in respect of this Agreement, or any of the Third Priority Secured Parties in respect of this Agreement.

ARTICLE X

Miscellaneous

SECTION 10.01. Notices. Notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by fax, as follows:

(a) if to the Company or any other Grantor, to it, at Baseline Oil & Gas Corp., 11811 North Freeway I-45, Suite 200, Houston, Texas 77060, Attention of Chief Financial Officer, (Fax No. (281) 445-5888);

(b) if to the First Priority Agent, to Wells Fargo Foothills, Inc., 1100 Abernathy Road, Suite 1600, Atlanta, Georgia 30328, Attention of Business Finance Division Manager (Fax No. (770) 508-1375);

(c) if to the Second Priority Agent, to The Bank of New York, 101 Barclay Street, Fl. 8W, New York, New York 10286, Attention of Corporate Trust Administration (Fax No. (212) 815-5707); and

(d) if to the Third Priority Agent, to The Bank of New York, 101 Barclay Street, Fl. 8W, New York, New York 10286, Attention of Corporate Trust Administration (Fax No. (212) 815-5707).

All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by fax or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 10.01 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 10.01. As agreed to between the Company and any Collateral Agent from time to time, notices and other communications may also be delivered by e-mail to the e-mail address of a representative of the applicable Person provided from time to time by such Person.

The First Priority Agent, the Second Priority Agent and the Third Priority Agent agree to use diligent efforts to provide each other with copies of any notices of default or acceleration or similar notices which they give to the Borrower under the First Priority Debt Documents, the Second Priority Debt Documents and the Third Priority Debt Documents respectively; provided, however, that in the event that either of such parties fails to provide the other with such notice, such failure shall not affect their respective obligations hereunder or the effectiveness of any such notice.

SECTION 10.02. Conflicts. IN THE EVENT OF ANY CONFLICT OR INCONSISTENCY BETWEEN THE PROVISIONS OF THIS AGREEMENT AND THE PROVISIONS OF THE OTHER DEBT DOCUMENTS, THE PROVISIONS OF THIS AGREEMENT SHALL CONTROL.

SECTION 10.03. Effectiveness; Survival; Termination. This Agreement shall become effective when executed and delivered by the parties hereto. All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding. The Second Priority Agent, for itself and on behalf of the other Second Priority Secured Parties, hereby waives any and all rights the Second Priority Secured Parties may now or hereafter have under applicable law to revoke this Agreement or any of the provisions of this Agreement. The Third Priority Agent, for itself and on behalf of the other Third Priority Secured Parties, hereby waives any and all rights the Third Priority Secured Parties may now or hereafter have under applicable law to revoke this Agreement or any of the provisions of this Agreement. This Agreement shall terminate and be of no further force and effect, (i) subject to compliance with its obligations to take certain actions upon Discharge of the Second Priority Claims and the Discharge of Third Priority Claims pursuant to Article V and Section 3.01(f), with respect to the Second Priority Agent, the Second Priority Secured Parties the Second Priority Claims, Third Priority Agent, the Third Priority Secured Parties and the Third Priority Claims, upon the later of (1) the date upon which the obligations under both the Second Priority Debt Agreement and the Third Priority Debt Agreement terminate if there are no other Second Priority Claims or Third Priority Claims outstanding on such date and (2) if there are other Second Priority Claims and Third Priority Claims outstanding on such date, the date upon which all such Second Priority Claims and Third Priority Claims terminate and (ii) subject to Section 7.02 and compliance with its obligations to take certain actions upon Discharge of the First Priority Claims pursuant to Article V, with respect to the First Priority Agent, the First Priority Secured Parties and the First Priority Claims, the date of Discharge of First Priority Claims, subject to the rights of the First Priority Secured Parties under Section 7.04.

SECTION 10.04. Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 10.05. Amendments; Waivers. (a) No failure or delay on the part of any party hereto in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 10.05, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the First Priority Agent, the Second Priority Agent and the Third Priority Agent; provided that no such agreement shall amend, modify or otherwise affect the rights or obligations of any Grantor without such Person’s prior written consent.

SECTION 10.06. Postponement of Subrogation. (a) The Second Priority Agent agrees that no payment or distribution to any First Priority Secured Party pursuant to the provisions of this Agreement shall entitle any Second Priority Secured Party to exercise any rights of subrogation in respect thereof until the Discharge of First Priority Claims shall have occurred. Following the Discharge of First Priority Claims, each First Priority Secured Party agrees to execute such documents, agreements, and instruments as any Second Priority Secured Party may reasonably request to evidence the transfer by subrogation to any such Person of an interest in the First Priority Claims resulting from payments or distributions to such First Priority Secured Party by such Person, so long as all costs and expenses (including all reasonable legal fees and disbursements) incurred in connection therewith by such First Priority Secured Party are paid by such Person upon request for payment thereof.

(b) The Third Priority Agent agrees that no payment or distribution to any First Priority Secured Party or Second Priority Secured Party pursuant to the provisions of this Agreement shall entitle any Third Priority Secured Party to exercise any rights of subrogation in respect thereof until the Discharge of First Priority Claims and the Discharge of Second Priority Claims shall have occurred. Following the Discharge of Second Priority Claims, each Second Priority Secured Party agrees to execute such documents, agreements, and instruments as any Third Priority Secured Party may reasonably request to evidence the transfer by subrogation to any such Person of an interest in the Second Priority Claims resulting from payments or distributions to such Second Priority Secured Party by such Person, so long as all costs and expenses (including all reasonable legal fees and disbursements) incurred in connection therewith by such Second Priority Secured Party are paid by such Person upon request for payment thereof.

SECTION 10.07. Applicable Law; Jurisdiction; Consent to Service of Process. (a) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

(b) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of any Supreme Court for New York County, New York or in The United States District Court for the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined only in such New York court or, to the extent permitted by law, in such Federal court. Each party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(c) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York court or in any such Federal court. Each party hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 10.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 10.08. Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE

LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.08.

SECTION 10.09. Parties in Interest. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, as well as the other First Priority Secured Parties, Second Priority Secured Parties and Third Priority Secured Parties, all of whom are intended to be bound by, and to be third party beneficiaries of, this Agreement. No other Person shall have or be entitled to assert rights or benefits hereunder.

SECTION 10.10. Specific Performance. Each Collateral Agent may demand specific performance of this Agreement and, on behalf of itself and the respective other Secured Parties, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense that might be asserted to bar the remedy of specific performance in any action which may be brought by the respective Secured Parties.

SECTION 10.11. Headings. Article and Section headings used herein and the Table of Contents hereto are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 10.12. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 10.03. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 10.13. Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights as between First Priority Secured Parties, the Second Priority Secured Parties, and the Third Priority Secured Parties. None of the Company, any other Grantor, any Guarantor or any other creditor thereof shall have any rights or obligations hereunder, except as expressly provided in this Agreement, and none of the Company, any other Grantor or any Guarantor may rely on the terms hereof. Nothing in this Agreement is intended to or shall impair the obligations of the Company or any other Grantor or any Guarantor, which are absolute and unconditional, to pay the First Priority Claims, the Second Priority Claims and the Third Priority Claims as and when the same shall become due and payable in accordance with their terms.

SECTION 10.14 Incorporation by Reference

In connection with its execution and acting hereunder, each of the Second Priority Agent and the Third Priority Agent are entitled to all rights, privileges, benefits, protections, immunities and indemnities provided to each of them as Trustees under the Debt Agreements.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

BASELINE OIL & GAS CORP., a Nevada corporation

By:	/s/ Thomas Kaetzer
Name:	Thomas Kaetzer
Title:	Chief Executive Officer

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FIRST PRIORITY AGENT

WELLS FARGO FOOTHILLS, INC., as First Priority Agent,

By:	/s/ David A. Ernst
Name:	David A. Ernst
Title:	Vice President

SECOND PRIORITY AGENT

THE BANK OF NEW YORK, as Second Priority Agent,

By:	/s/ Remo J. Reale
Name:	Remo J. Reale
Title:	Vice President

THIRD PRIORITY AGENT

THE BANK OF NEW YORK, as Third Priority Agent,

By:	/s/ Remo J. Reale
Name:	Remo J. Reale
Title:	Vice President

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Provision for the Second Priority Debt Agreement

“EACH SECURED PARTY HEREUNDER (A) ACKNOWLEDGES THAT IT HAS RECEIVED A COPY OF THE INTERCREDITOR AGREEMENT, (B) CONSENTS TO THE SUBORDINATION OF LIENS PROVIDED FOR IN THE INTERCREDITOR AGREEMENT, (C) AGREES THAT IT WILL BE BOUND BY AND WILL TAKE NO ACTIONS CONTRARY TO THE PROVISIONS OF THE INTERCREDITOR AGREEMENT AND (D) AUTHORIZES AND INSTRUCTS THE COLLATERAL AGENT TO ENTER INTO THE INTERCREDITOR AGREEMENT AS COLLATERAL AGENT AND ON BEHALF OF SUCH SECURED PARTY. THE FOREGOING PROVISIONS ARE INTENDED AS AN INDUCEMENT TO THE FIRST PRIORITY SECURED PARTIES UNDER THE FIRST PRIORITY DEBT DOCUMENTS TO PERMIT THE INCURRENCE OF INDEBTEDNESS UNDER THIS AGREEMENT AND TO EXTEND CREDIT TO THE COMPANY AND CERTAIN OF ITS SUBSIDIARIES AND SUCH FIRST PRIORITY SECURED PARTIES ARE INTENDED THIRD PARTY BENEFICIARIES OF SUCH PROVISIONS. IN THE EVENT OF ANY CONFLICT OR INCONSISTENCY BETWEEN THE PROVISIONS OF THE INTERCREDITOR AGREEMENT AND THE PROVISIONS OF THIS AGREEMENT OR THE OTHER INDENTURE DOCUMENTS, THE PROVISIONS OF THE INTERCREDITOR AGREEMENT SHALL CONTROL.”

Provision for the Second Priority Security Documents

“REFERENCE IS MADE TO THE INTERCREDITOR AGREEMENT DATED AS OF OCTOBER 1, 2007 (AS AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE “INTERCREDITOR AGREEMENT”), AMONG BASELINE OIL & GAS CORP., WELLS FARGO FOOTHILLS, INC., AS FIRST PRIORITY AGENT (AS DEFINED THEREIN), THE BANK OF NEW YORK, AS SECOND PRIORITY AGENT (AS DEFINED THEREIN), AND THE BANK OF NEW YORK, AS THIRD PRIORITY AGENT (AS DEFINED THEREIN). NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE LIEN AND SECURITY INTEREST GRANTED TO THE BENEFICIARY, FOR THE BENEFIT OF THE SECURED PARTIES, PURSUANT TO THIS INSTRUMENT AND THE EXERCISE OF ANY RIGHT OR REMEDY BY THE BENEFICIARY AND THE OTHER SECURED PARTIES HEREUNDER ARE SUBJECT TO THE PROVISIONS OF THE INTERCREDITOR AGREEMENT. IN THE EVENT OF ANY CONFLICT OR INCONSISTENCY BETWEEN THE PROVISIONS OF THE INTERCREDITOR AGREEMENT AND THE PROVISIONS OF THIS INSTRUMENT, THE PROVISIONS OF THE INTERCREDITOR AGREEMENT SHALL CONTROL.”

Provision for the Third Priority Debt Agreement

“EACH SECURED PARTY HEREUNDER (A) ACKNOWLEDGES THAT IT HAS RECEIVED A COPY OF THE INTERCREDITOR AGREEMENT, (B) CONSENTS TO THE SUBORDINATION OF LIENS PROVIDED FOR IN THE INTERCREDITOR

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AGREEMENT, (C) AGREES THAT IT WILL BE BOUND BY AND WILL TAKE NO ACTIONS CONTRARY TO THE PROVISIONS OF THE INTERCREDITOR AGREEMENT AND (D) AUTHORIZES AND INSTRUCTS THE COLLATERAL AGENT TO ENTER INTO THE INTERCREDITOR AGREEMENT AS COLLATERAL AGENT AND ON BEHALF OF SUCH SECURED PARTY. THE FOREGOING PROVISIONS ARE INTENDED AS AN INDUCEMENT TO THE FIRST PRIORITY SECURED PARTIES UNDER THE FIRST PRIORITY DEBT DOCUMENTS TO PERMIT THE INCURRENCE OF INDEBTEDNESS UNDER THIS AGREEMENT AND TO EXTEND CREDIT TO THE COMPANY AND CERTAIN OF ITS SUBSIDIARIES AND SUCH FIRST PRIORITY SECURED PARTIES ARE INTENDED THIRD PARTY BENEFICIARIES OF SUCH PROVISIONS. IN THE EVENT OF ANY CONFLICT OR INCONSISTENCY BETWEEN THE PROVISIONS OF THE INTERCREDITOR AGREEMENT AND THE PROVISIONS OF THIS AGREEMENT OR THE OTHER INDENTURE DOCUMENTS, THE PROVISIONS OF THE INTERCREDITOR AGREEMENT SHALL CONTROL.”

Provision for the Third Priority Security Documents

“REFERENCE IS MADE TO THE INTERCREDITOR AGREEMENT DATED AS OF OCTOBER 1, 2007 (AS AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE “INTERCREDITOR AGREEMENT”), AMONG BASELINE OIL & GAS CORP., WELLS FARGO FOOTHILLS, INC., AS FIRST PRIORITY AGENT (AS DEFINED THEREIN), THE BANK OF NEW YORK, AS SECOND PRIORITY AGENT (AS DEFINED THEREIN), AND THE BANK OF NEW YORK, AS THIRD PRIORITY AGENT (AS DEFINED THEREIN). NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE LIEN AND SECURITY INTEREST GRANTED TO THE BENEFICIARY, FOR THE BENEFIT OF THE SECURED PARTIES, PURSUANT TO THIS INSTRUMENT AND THE EXERCISE OF ANY RIGHT OR REMEDY BY THE BENEFICIARY AND THE OTHER SECURED PARTIES HEREUNDER ARE SUBJECT TO THE PROVISIONS OF THE INTERCREDITOR AGREEMENT. IN THE EVENT OF ANY CONFLICT OR INCONSISTENCY BETWEEN THE PROVISIONS OF THE INTERCREDITOR AGREEMENT AND THE PROVISIONS OF THIS INSTRUMENT, THE PROVISIONS OF THE INTERCREDITOR AGREEMENT SHALL CONTROL.”

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